                                                                EXHIBIT 10.22(a)

                              AMENDED AND RESTATED
                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT ("Lease"), made as of this 29th day of September, 1999, between Landlord, as hereinbelow defined, and Tenant, as hereinbelow defined.

                              W I T N E S S E T H:

         WHEREAS, Landlord and Tenant have heretofore entered into that certain Lease Agreement (the "Original Lease"), dated as of February 26, 1999, pursuant to which Tenant has leased all of the Second Floor consisting of 17,371 square feet in an office building known as Centennial Tower located at 101 Marietta Street, City of Atlanta, Fulton County, Georgia;

         WHEREAS, the Original lease was heretofore modified and amended pursuant to that certain First Amendment to Lease Agreement (the "First Amendment"), dated as of April 1, 1999, between Landlord and Tenant, and that certain Second Amendment to Lease Agreement (the "Second Amendment"), dated as of May 21, 1999, between Landlord and Tenant (the Original Lease, as so modified and amended by the First Amendment and the Second Amendment, is hereinafter referred to as the "Amended Lease");

         WHEREAS, Landlord and Tenant desire to further modify the Amended Lease for purposes of leasing or agreeing to lease an additional 35,841 square feet consisting of all of the Third and Fourth Floors of Centennial Tower; and

         WHEREAS, Landlord and Tenant desire to enter into this Lease for purposes of amending and restating the Amended Lease in its entirety;

         NOW, THEREFORE, FOR AND IN CONSIDERATION OF THE SUM OF TEN AND NO/100 DOLLARS ($10.00) AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, Landlord and Tenant do hereby modify, amend and restate the Amended Lease so that from and after the date hereof, this Lease shall govern exclusively and in all respects the obligations of Landlord and Tenant described herein:

1.       DEFINITIONS

         As used herein, the following capitalized words shall have the following meanings:

         "Actual Costs" means the actual amount paid or incurred by Landlord for Operating Costs during any Calendar Year.

         "Agreed Interest Rate" shall have the meaning set forth in Paragraph 10 of this Lease.

         "Approximate Rentable Area of the Premises" means, from the Commencement Date through the date immediately preceding the Third Floor Expansion Effective Date or the Fourth Floor Expansion Effective Date, as the case may be, 17,371 rentable square feet. Effective as of the Third Floor Expansion Effective Date, the Approximate Rental Area of the Premises shall be increased by 17,736 rentable square feet. Likewise, effective as of the Fourth Floor Expansion Effective Date (which may occur prior to, contemporaneously with, or after the Third Floor Expansion Effective Date), the Approximate Rental Area of the Premises shall be increased by an additional 18,105 rentable square feet.

         "Base Rent" means the aggregate amount of Base Rent payable with respect to the Premises, as


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indicated hereinbelow:

                                    RENTAL
                                   RATE PER
                                   RENTABLE                                                       MONTHLY
           DATE:                    SQ. FT.                ANNUAL BASE RENT                      BASE RENT
           -----                    -------                ----------------                      ---------
From The Commencement Date         $13.80         $239,719.80 plus the product            One-Twelfth (1/12th) of
of July 22, 1999 through                          obtained by multiplying the square      the amount calculated in
July 31, 2000:                                    footage of the Third Floor the          column to the
                                                  Expansion Premises and/or the           immediate left hereof.
                                                  Fourth Floor Expansion Premises by
                                                  $13.80 after the Effective Dates
                                                  thereof

From August 1, 2000 through        $14.71                    $782,748.52                       $65,229.04
July 31, 2001

From August 1, 2001 through        $15.26                    $812,015.12                       $67,667.93
July 31, 2002

From August 1, 2002 through        $15.89                    $845,538.68                       $70,461.56
July 31, 2003

From August 1, 2003 through        $16.89                    $898,750.68                       $74,895.89
July 31, 2004

From August 1, 2004 through        $17.15                    $912,585.80                       $76,048.82
July 31, 2005

From August 1, 2005 through        $17.43                    $927,485.16                       $77,290.43
July 31, 2006

From August 1, 2006 through        $17.72                    $942,916.64                       $78,576.39
July 31, 2007

From August 1, 2007 through        $18.01                    $958,348.12                       $79,862.34
July 31, 2008

From August 1, 2008 through        $18.31                    $974,311.72                       $81,192.64
July 31, 2009

         "Base Year Operating Costs" means the amount of Operating Costs actually incurred by Landlord with respect to the Premises, as adjusted in accordance with subsection 6(c) hereinbelow, for calendar year 1999 with respect to the Initial Premises and calendar year 2000 with respect to the Third Floor Expansion Premises and the Fourth Floor Expansion Premises, respectively.

         "Broker" means, collectively, Landlord's Broker and Tenant's Broker, if any.

         "Building" means the multi-story office building constructed on the Property.

         "Building Rentable Area" means 637,006 square feet.


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         "Calendar Year" means each calendar year of the Lease Term.

         "Commencement Date" shall have the meaning set forth in subparagraph 4(b) of this Lease.

         "Estimated Costs" means Landlord's reasonable estimate of Actual Costs for each Calendar Year which shall be prepared in good faith by Landlord.

         "Fourth Floor Expansion Effective Date" means the date upon which substantial completion of the Tenant Improvements to be constructed by Tenant in the Fourth Floor Expansion Premises occurs, which date shall in no event and under no circumstances be later than March 1, 2000 unless substantial completion is delayed beyond such date as a result of any delay by Landlord, Landlord's contractor's or agents in completing Landlord's Work (if any) with respect to the Fourth Floor Expansion Premises, or as a result of any action or inaction of Landlord, Landlord's contractors or agents, in which event the foregoing date shall be extended for each day of such Landlord delay (it being understood, however, that any Tenant Delay shall not operate to delay in any respect whatsoever the Fourth Floor Expansion Effective Date). For purposes of this Paragraph, substantial completion of the Tenant Improvements to be constructed by Tenant in the Fourth Floor Expansion Premises shall be deemed to have occurred when Tenant has substantially completed the work to be constructed or installed pursuant to the provisions of the Fourth Floor Expansion Premises Lease Improvement Agreement, subject only to completion of punchlist items by Tenant's general contractor (and exclusive of the installation of all telephone and other communications facilities and equipment, including installation of the Telecommunications Equipment, and other finish work to be performed by parties other than Tenant). In the event of any dispute as to when and whether the work performed or required to be performed by Tenant has been substantially completed, the certificate of the AIA registered architect rendering services with respect to the Tenant Improvements on or about the Fourth Floor Expansion Premises or a temporary or final certificate of occupancy issued by the local governing authority shall be conclusive evidence of such completion, effective on the date of such architect's certificate or said temporary or final certificate of occupancy.

         "Fourth Floor Expansion Premises" means all of the space on the 4th floor of the Building, being the space labeled as such on Exhibit "B-1" attached hereto, consisting of 18,105 rentable square feet (representing the rentable square footage of the entire Fourth Floor of the Building), together with any improvements now or at any time hereinafter comprising or built into such space.

         "Fourth Floor Expansion Premises Lease Improvement Agreement" means the Fourth Floor Expansion Premises Lease Improvement Agreement attached hereto as Exhibit "E" and by this reference incorporated herein.

         "Fourth Floor Expansion Premises Schedule of Improvements" means the scheduling matters set forth on Exhibit "E-1" attached hereto and by this reference incorporated herein.

         "Health/Fitness Facility" shall have the meaning set forth in Paragraph 46 of this Lease.

         "Initial Improvements Schedule of Improvements" means the scheduling matters set forth in Exhibit "C-1" attached hereto and by this reference incorporated herein.

         "Initial Premises" means all of the space on the 2nd floor of the Building labeled as such on Exhibit "B" attached hereto, consisting of approximately 17,371 square feet, together with any improvements now or at any time hereinafter comprising or built into such space.

         "Landlord" means 101 Marietta Street Associates, a Georgia general partnership, its successors and assigns.


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         "Landlord's Address" means 101 Marietta Street Associates c/o
Insignia/ESG, Inc., Suite 3325, 101 Marietta Street, Atlanta, Georgia 30303.

         "Landlord's Allowance" shall have the meaning set forth in the Primary Lease Improvement Agreement and the Fourth Floor Expansion Premises Lease Improvement Agreement, as the case may be.

         "Landlord's Broker" means Insignia/ESG, Inc.

         "Landlord's Punch List" means the schedule of punchlist items relating to Landlord's Work and the Tenant Improvements to be constructed by Landlord in the Third Floor Expansion Premises, which schedule shall be prepared by Landlord and approved by Tenant within ten (10) days after the Premises being improved by Landlord have been substantially completed by Landlord and delivered to Tenant; provided, however, that such schedule shall not include any items of work which will substantially interfere with Tenant's use of such Premises.

         "Landlord's Work" shall have the meaning set forth in the Primary Lease Improvement Agreement and the Fourth Floor Expansion Premises Lease Improvement Agreement, as the case may be.

         "Lease" means this Lease, including all exhibits attached hereto.

         "Lease Date" means the date set forth in the first paragraph of this Lease.

         "Lease Improvement Agreements" means, collectively, the Primary Lease Improvement Agreement and the Fourth Floor Expansion Premises Lease Improvement Agreement.

         "Lease Term" means the period commencing on the Commencement Date and terminating on the last day of the 120th month thereafter (that is, July 31, 2009), as the same may be extended in accordance with the terms hereof.

         "Operating Costs" means all expenses incurred by Landlord as reasonably determined by Landlord to be necessary or appropriate for the operation, maintenance, and repair of the Building, the personal property used in conjunction therewith, the land upon which the Building is situated. Operating Costs shall include, but are not limited to, all expenses incurred by Landlord for heating, cooling, electricity, water, gas, sewers, refuse collection, telephone, cable and other communication services not chargeable to tenants, and similar utility services; the cost of supplies, janitorial and cleaning, security services, landscaping maintenance and replacements, window washing, insurance, management fees, services of independent contractors performing duties necessary to the operation of the Building, personal and real property taxes, the cost of maintaining and operating the Building's Health/Fitness Facility (subject to the provisions of Paragraph 46 of this Lease), alterations or improvements made to the Building by reason of the laws and/or the requirements of any insurer, mortgagee (only where such requirements from insurer or mortgagee concern safety or structural features of the Building and are commercially reasonable in light of requirements generally imposed in the insurance or real estate lending industries with respect to similar buildings), or governmental agency, the amortization (together with reasonable financing charges) of the cost of installation (including labor and materials) of capital investment items amortized in accordance with generally accepted accounting principles and Internal Revenue Service rules and regulations, the cost of compensation (including employment taxes and fringe benefits) of all persons who perform duties in connection with such Operating Costs, including the Building manager, and any other expense or charge which, when determined in accordance with accepted principles of sound management and accounting practices applicable to first-class office building complexes and consistently applied, would be considered an expense of maintaining, operating or repairing the Building and the land upon which it is situated.


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         Operating Costs does not include the following: Leasing commissions, finders' fees, brokerage fees and similar fees, and costs incurred with the negotiation or enforcement of leases but not management fees; rent under any ground leases; costs of furnishing services to other tenants or occupants to the extent that such services are materially in excess of services Landlord offers to all tenants at Landlord's expense; lease takeover costs incurred by Landlord in connection with new leases at the Property; costs and expenses of the sale of all or any portion of the Property; amounts received by Landlord through the proceeds of insurance to the extent the proceeds are compensation for expenses which were previously included in operating expenses; expenses for which Landlord is reimbursed through insurance; costs incurred by Landlord with respect to repairs, goods, and services (including utilities sold and supplied to tenants and occupants of the Property) to the extent that Landlord is entitled to reimbursement for such costs; costs incurred by Landlord due to the violation by Landlord of the terms and conditions of any lease of space in the Property; interest, points and fees on debt or amortization or for any mortgage or mortgages encumbering the Property, or any part thereof, and all principal, escrow deposits and other sums paid on or in respect to any indebtedness (whether or not secured by a mortgage lien) and on any equity participation of any lender or lessor, and all costs incurred in connection with any financing, refinancing or syndication of the Property, or any part thereof; depreciation and, except as otherwise provided herein, amortization; the costs of the original construction of the Property and the improvements, income, franchise, transfer, inheritance, capital stock, estate, profit, gift, gross receipts or succession taxes; salaries, fringe benefits and other compensation for personnel not directly involved in the operation or management of the Building; costs of repairs or replacements incurred by reason of fire or other casualty or condemnation in excess of the value of the insurance deductible; costs for performing tenant installations for any individual tenant or for performing work or furnishing services to or for individual tenants at such tenant's expense and any other contribution by Landlord to the cost of tenant improvements to the extent such work is reimbursed or capitalized; Landlord's general corporate overhead and general administrative expenses, except as related to the operation or maintenance of the Building; rentals and other related expenses incurred in leasing air-conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature except for customary office equipment. All special assessments by the local governing authority, which may be paid by Landlord in installments, shall be paid by Landlord in the maximum number of installments permitted by law and charged as operating expenses only in the year in which the assessment installment is actually paid.

         "Permitted Use" means general office purposes and, with respect to the Third Floor Expansion Premises and the Fourth Floor Expansion Premises only (and any portion of the Fifth Floor of the Building leased by Tenant pursuant to the terms of Paragraph 3 of the Special Stipulations, or otherwise), general office purposes and the installation, operation, maintenance, replacement and other lawful uses by Tenant of the Telecommunications Equipment.

         "Plans" shall have the meaning set forth in the Lease Improvement Agreements.

         "Premises" means, initially from and after the Commencement Date, the Initial Premises until the Third Floor Expansion Effective Date or the Fourth Floor Expansion Effective Date, respectively, on which effective dates the Premises shall then and thereafter until the expiration or earlier termination of this Lease include the Third Floor Expansion Premises and the Fourth Floor Expansion Premises, as the case may be.

         "Primary Lease Improvement Agreement" means the Primary Lease Improvement Agreement attached as Exhibit "C" and by this referenced incorporated herein.

         "Property" means the land on which the Building is erected, which land is more particularly described in Exhibit "F" attached hereto and by this reference incorporated herein.

         "Rent" means Base Rent plus Tenant's Share of Operating Costs plus all other charges and other


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amounts owed by Tenant to Landlord pursuant to this Lease.

         "Rules and Regulations" means the rules and regulations for occupants of the Building, as set forth in Exhibit "A" attached hereto and by this reference incorporated herein, together with such reasonable modifications thereof and additions thereto from time to time put in effect by Landlord.

         "Schedule of Improvements" means the timing for performance by Landlord, Tenant, and certain other parties of various responsibilities for purposes of completing the Tenant Improvements, as more particularly described and identified on the Initial Improvements Schedule of Improvements, the Third Floor Expansion Premises Schedule of Improvements and the Fourth Floor Expansion Premises Schedule of Improvements, respectively.

         "Security Deposit" means the sum of the cash deposited by Tenant with Landlord to be held by Landlord as security for Tenant's obligations under the Lease in the manner expressed in Paragraph 33 hereof.

         "Special Stipulations" means the matters set forth in Exhibit "G" attached hereto and by this reference incorporated herein.

         "Telecommunications Equipment" shall mean all telephone switching equipment, computers, consoles, servers, instruments, wires, cabling, distribution, devices, and other equipment installed in the Fourth Floor Expansion Premises (and, with Landlord's prior written consent [which consent shall not be unreasonably withheld, conditioned or delayed] and satisfaction of the applicable terms and conditions of this Lease governing installation, use and operation, may be installed on the Third Floor Expansion Premises and any portion of the Fifth Floor of the Building leased by Tenant pursuant to the terms of Paragraph 3 of the Special Stipulations, or otherwise) and used by Tenant in connection with the operation by Tenant of Tenant's lawful business, including, without limitation, internet web site hosting and design, installation and maintenance, and telecommunications operations procedures and matters incidental and accessory thereto. Without limiting the scope of the preceding definition, a Schedule of Telecommunications Equipment originally contemplated to be installed within the Fourth Floor Expansion Premises is attached hereto as Exhibit "I" and by this reference incorporated herein. Any material change in the kind, character or quality of the Telecommunications Equipment described on such Exhibit "I" that may materially impact the capacity of the Building to support such Telecommunications Equipment from a load bearing, electrical, mechanical or any other capacity shall be disclosed in writing by Tenant to Landlord and approved by Landlord in writing, which approval shall not to be unreasonably withheld, conditioned or delayed.

         "Tenant" means Interland, Inc., a Georgia corporation.

         "Tenant Improvements" means the Tenant Improvements described and identified in the Primary Lease Improvement Agreement and the Fourth Floor Expansion Premises Lease Improvement Agreement.

         "Tenant's Broker" means Eric Lemboris & Associates.

         "Tenant's Cost" shall have the meaning set forth in the Primary Lease Improvement Agreement and the Fourth Floor Expansion Premises Lease Improvement Agreement, as the case may be.

         "Tenant's Delay" means any delay in substantial completion of the Tenant Improvements as a result of (a) Tenant's failure to agree to plans, specifications and cost estimates before the dates referred to in the Schedule of Improvements, (b) Tenant's request for materials, finishes or installations other than Landlord's standard, (c) Tenant's changes in plans, or (d) the performance or completion by a party


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employed by Tenant.

         "Tenant's Pro Rata Share" means a ratio, the numerator of which is the Approximate Rentable Area of the Premises, and the denominator of which is the Building Rentable Area, subject to increase or decrease due to an increase or decrease of the rentable square footage of either the Building or the Premises. Tenant's Pro Rata Share shall be adjusted for partial years at the beginning and end of the Lease Term.

         "Third Floor Expansion Effective Date" means the date upon which the Third Floor Expansion Premises has been substantially completed (as defined in subparagraph 4(c), below) in accordance with the plans and specifications therefor (other than any immaterial work described and identified on Landlord's Punch List which cannot be completed on such date, provided such incompletion will not substantially interfere with Tenant's use of the Third Floor Expansion Premises); provided, however, that the date of substantial completion for purposes of determining the Third Floor Expansion Effective Date and the payment of Rent with respect to the Third Floor Expansion Premises shall be accelerated by the number of days of any Tenant Delay, and shall in any event be no later than March 1, 2000 unless a work or other delay is caused by Landlord or its agents or contractors by reason of any of such parties' failure to timely complete Landlord's Work or the Tenant Improvements in the Third Floor Expansion Premises, or otherwise.

         "Third Floor Expansion Premises" means all of the Third Floor of the Building, being the space labeled as such on Exhibit "B-2" attached hereto, consisting of 17,736 rentable square feet, together with any improvements now or at any time hereinafter comprising or built into such space.

         "Third Floor Expansion Premises Schedule of Improvements" means the scheduling matters set forth in Exhibit "C-2" attached hereto and by this reference incorporated herein.

2.       PREMISES AND PROPERTY

         Landlord hereby demises and leases to Tenant and Tenant hereby accepts and leases from Landlord the Premises.

3.       USE

         Tenant shall use and occupy the Premises for the Permitted Use and for no other use or purpose without the prior written consent of Landlord. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, nor use or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purpose or for any business, use, or purpose deemed to be disreputable or inconsistent with the operation of a first-class office building, nor shall Tenant cause, maintain or permit any nuisance in, on, or about the Premises. Tenant shall not commit or suffer the commission of any waste in, on, or about the Premises.

4.       TERM AND POSSESSION

         (1) The term of this Lease shall be for the Lease Term (or until sooner terminated as herein provided) beginning on the Commencement Date, except that if the Commencement Date is other than the first day of a calendar month, the Lease Term shall be extended for the remainder of that calendar month at the end of the term.

         (2)      The Commencement Date shall be July 22, 1999.


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         (3)      Landlord agrees to perform the work required to be performed by Landlord under the Lease Improvement Agreements with diligence, subject to events and delays due to causes beyond Landlord's reasonable control. The Initial Premises and the Third Floor Expansion Premises shall be deemed substantially completed and possession delivered when Landlord has substantially completed the work to be constructed or installed pursuant to the provisions of the Primary Lease Improvement Agreement with respect thereto, subject only to the completion of items on Landlord's Punch List (and exclusive of the installation of all telephone and other communications facilities and equipment and other finish work to be performed by parties other than Landlord). In the event of any dispute as to when and whether the work performed or required to be performed by Landlord has been substantially completed, the certificate of an A.I.A. registered architect rendering services with respect to the Tenant Improvements on or about the Initial Premises or the Third Floor Expansion Premises, as the case may be, or a temporary or final certificate of occupancy issued by the local governing authority shall be conclusive evidence of such completion, effective on the date of said architect's certificate or said temporary or final certificate of occupancy. Landlord shall deliver Landlord's Punch List to Tenant simultaneously with the delivery of the Initial Premises and the Third Floor Expansion Premises, as the case may be. Tenant shall approve or make reasonable additions to Landlord's Punch List within five (5) days after delivery of the Initial Premises and the Third Floor Expansion Premises, as the case may be. Subject to delays caused by Tenant or otherwise beyond Landlord's reasonable control, Landlord shall complete the items listed on Landlord's Punch List within thirty (30) days following delivery of the Initial Premises and the Third Floor Expansion Premises, as the case may be.

         (4) If substantial completion of the Third Floor Expansion Premises, or possession thereof by Tenant, is delayed because any tenant or other occupant thereof holds over and the Landlord is delayed, using good faith efforts in Landlord's discretion in acquiring possession thereof, Landlord shall not be deemed in default, nor in any way liable to Tenant because of such delay, and Tenant agrees to accept possession of such premises at such time as Landlord is able to tender the same, which date shall thenceforth be deemed the Third Floor Expansion Effective Date notwithstanding any other provision hereof to the contrary.

         (5) The taking of possession by Tenant shall be deemed conclusively to establish that the Building and the Premises with respect to which possession is so taken have been completed in accordance with the plans and specifications and are in good and satisfactory condition as of when possession was so taken (except for such items, if any, as are described in Landlord's Punch List). Contemporaneously with execution of this Lease and thereafter and upon the occurrence of each of the Third Floor Expansion Effective Date and the Fourth Floor Expansion Effective Date, Tenant shall execute and deliver to Landlord a commencement and estoppel certificate in the form attached hereto as Exhibit "D" and by this reference incorporated herein, as modified to accurately reflect the terms of this Lease.



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5.       RENT

         (1) Tenant shall pay to Landlord Base Rent as set forth in Paragraph 1 hereof and other items of Rent as set forth herein commencing on the Commencement Date and throughout the Lease Term, monthly in advance (unless otherwise specified in this Lease) on or before the first day of each month during the term hereby demised in lawful money of the United States, without demand, deduction or offset whatsoever, to Landlord at Landlord's Address or to such other firm or to such other place as Landlord may from time to time designate in writing. If the Commencement Date occurs on a day other than the first day of a calendar month, the monthly rental for such month shall be appropriately prorated.

         (2) Tenant agrees that if Rent or any other payment due hereunder from Tenant to Landlord remains unpaid ten (10) days after said amount is due, the amount of such unpaid rent or other payment shall be increased by a late charge to be paid to Landlord by Tenant in an amount equal to the greater of (i) Fifty and No/100 Dollars ($50.00) per day that such payment is delinquent, or (ii) five percent (5%) of the amount of the delinquent rent or other payment. The amount of the late charge to be paid to Landlord by Tenant for any month shall be computed on the aggregate amount of delinquent rents and other payments, including all accrued late charges, then outstanding. Tenant agrees that such amount is a reasonable estimate of the loss and expense to be suffered by Landlord as a result of such late payment by Tenant and may be charged by Landlord to defray such loss and expense. The provisions of this paragraph in no way relieve Tenant of the obligation to pay Rent or other payments on or before the date on which they are due, nor do the terms of this paragraph in any way affect Landlord's remedies pursuant to Paragraph 21 of this Lease in the event said Rent or other payment is unpaid after the date due.

6.       ADJUSTMENTS TO RENT

         (1)      [INTENTIONALLY OMITTED]

         (2) Tenant's Share of Increased Operating Costs. In addition to payment of Base Rent and all other charges provided for in this Lease, Tenant shall pay as part of Rent Tenant's Pro Rata Share of any increase in the total annual Operating Costs. Said payments shall be made in the following manner:

                  (i) At least thirty (30) days prior to the commencement of each Calendar Year during the term hereof, Landlord shall furnish Tenant with a written statement, prepared in good faith, setting forth the Estimated Costs for such Calendar Year, and a statement showing the amount by which Tenant's Pro Rata Share of the Estimated Costs exceeds Tenant's pro rata share of Base Year Operating Costs. Tenant shall pay one-twelfth (1/12) of its Pro Rata Share of such excess monthly.

                  (ii) Within ninety (90) days after the close of each Calendar Year, Landlord shall deliver to Tenant a written statement setting forth the Actual Costs during that Calendar Year. If such Actual Costs exceed the Estimated Costs paid by Tenant to Landlord for such Calendar Year, Tenant shall pay to Landlord its Pro Rata Share of such excess within forty-five (45) days after receipt of such statement. If the statement shows such Actual Costs to be less than the Estimated Costs, then Landlord shall credit the difference against rent due for the calendar months next following receipt of Landlord's written statement, or refund the difference to Tenant if the term has expired.

         (3) Gross Up of Operating Costs. Anything to the contrary in this Paragraph 6 notwithstanding, in the event that the Building is not at least 95% occupied during any period of calendar year 1999 or any subsequent or Calendar Year, Landlord shall make


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                  reasonable adjustments necessary to project what the Actual
                  Costs would have been had the Building been 95% occupied during the full term of the year and those projected Operating Costs shall be deemed to be the Actual Costs for purposes of this Paragraph.

7.       COMPLIANCE WITH LAWS

         Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance, or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Except as may be contemplated by the provisions of Paragraphs 4, 5, 6, 8 and 14 of the Special Stipulations, Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything therein which will in any way increase the rate of any insurance upon the Building or any of its contents or cause a cancellation of said insurance or otherwise affect said insurance in any manner and Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use, or occupancy of the Premises, excluding structural changes not related to or affected by alterations or improvements made by or for Tenant or Tenant's acts. The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant, whether Landlord be a party thereto or not, that Tenant has so violated any such law, statute, ordinance, rule, regulation, or requirement, shall be conclusive evidence of such violation as between Landlord and Tenant.

8.       ALTERATIONS

         Tenant shall not make or suffer to be made any alterations, additions, or improvements in, on, or to the Premises or any part thereof without the prior consent of Landlord. Any such alterations, additions, or improvements in, on, or to said Premises, except for Tenant's movable furniture and equipment, shall, at Landlord's election, immediately become Landlord's property. Except as otherwise provided in the Special Stipulations, at the expiration or sooner termination of the term herein provided, such alterations, additions or improvements shall, at Landlord's option, either (i) remain on the Premises without compensation to Tenant, or (ii) with respect to alterations made after the Commencement Date (other than Tenant Improvements), be removed by Tenant at Tenant's sole cost and expense and Tenant shall forthwith and with all due diligence, at its sole cost and expense, repair and restore the Premises to the condition existing prior to installation of such alterations, ordinary wear and tear excepted. At the time that Tenant request's Landlord's prior consent to any alteration, Tenant may request Landlord's determination as to whether such alteration, addition or improvement shall, at the termination of the Lease, remain a part of the Premises as Landlord's property, or be removed by Tenant as described hereinabove. In the event Landlord consents to the making of any alteration, addition, or improvement by Tenant, the same shall be made by Tenant, at Tenant's sole cost and expense, in accordance with all applicable laws, ordinances, and regulations and all requirements of Landlord's and Tenant's insurance policies, and in accordance with plans and specifications approved by Landlord. Any contractor, subcontractor or other person selected by Tenant to make such alterations, additions or improvements, must first be approved in writing by Landlord, or, at Landlord's option, the alteration, addition, or improvement shall be made by Landlord for Tenant's account and Tenant shall reimburse Landlord for the cost thereof within twenty (20) days after receipt of a statement. Landlord and Tenant recognize that some types of alterations, additions or improvements to the Premises may affect the density of use of the Premises, and that such changes may require mechanical changes in how Building services are provided to the Premises. Therefore, in considering any proposed alterations, additions or improvements, Landlord may also require that Tenant reimburse Landlord for the cost of changes to mechanical systems providing Building services to the Premises (e.g., re-routing or otherwise adjusting HVAC conduits serving the Premises). Landlord shall have the right to assess an administrative fee to cover Landlord's expense in reviewing any proposed alteration, addition or improvement (other than with respect to the Tenant Improvements with respect to which Tenant is required to pay a construction management fee in accordance with the terms of the Leasehold Improvement Agreements). In addition, subject in all respects to the qualifications contained in the parenthetical contained in the immediately preceding sentence, if such alteration, addition or improvement is approved, Landlord shall also have the right to assess an administrative fee to cover Landlord's expense in supervising Tenant's work in implementing such alteration, addition or improvement. Such assessments of administrative fees shall be payable upon demand, and shall be considered part of Rent under this Lease.

9.       REPAIR

         (1) By taking possession of the Premises, Tenant accepts the Premises with respect to which possession is so taken as being in the condition in which Landlord is obligated to deliver them and otherwise in good order, condition and repair (except for such items, if any, as are described in Landlord's Punch
                  List). Tenant shall, at all times during the term hereof at Tenant's sole cost and expense, keep the Premises and every part thereof in good order, condition and repair, excepting ordinary wear and tear, damage thereto by fire, earthquake, Act of God or the elements. Tenant shall upon the expiration or sooner termination of the term hereof, unless Landlord demands otherwise as in Paragraph 8 hereof provided, surrender to Landlord the Premises and all repairs, changes, alterations, additions, and improvements thereto in the same condition as when received, or when first installed, ordinary wear and tear, damage by fire, earthquake, Act of God, or the elements excepted. It is hereby understood and agreed that Landlord has no obligation to alter, remodel, improve, repair, decorate, or paint the Premises or any part thereof except as specified in the Initial Premises Lease Improvement Agreement and the Expansion Space Lease Improvement Agreement, and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically herein set forth.

         (2) Tenant shall repair all damage to the Building including common areas, restrooms, hallways, elevators, or any other area, fixture, or equipment of the Building caused by Tenant's installation or removal of its property or resulting from any negligent act or conduct of Tenant, its employees, contractors, agents, licensees or invitees.

         (3) All maintenance or repairs made by Tenant shall be made in accordance with all applicable laws, ordinances and regulations, and all requirements of Landlord's and Tenant's insurance policies and any contractor or person selected by Tenant to make the same, and all subcontractors must first be approved in writing by Landlord, or, at Landlord's option, the maintenance or repair shall be made by Landlord for Tenant's account and Tenant shall reimburse Landlord for the cost thereof within twenty (20) days after receipt of a statement. In any event, all repairs shall be equal in quality and workmanship to the original work.

10.      LIENS

         Tenant shall keep the Premises free from any liens arising out of any work performed, material furnished, or obligations incurred by Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be considered additional rent and shall be payable to it by Tenant on demand and with interest at the rate of eighteen percent (18%) per annum or the rate four percent (4%) higher than the prime commercial lending rate from time to time of Wachovia Bank, N.A., whichever is more, provided however that if such rate exceeds the maximum rate permitted by law the maximum lawful rate shall apply; the interest rate so determined is hereinafter called the "Agreed Interest Rate." Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper for the protection of Landlord, the Premises, the Building, and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give to Landlord at least five (5) business days prior written notice of commencement of any construction on the Premises.

11.      ASSIGNMENT AND SUBLETTING

         (1) Tenant shall not sell, assign, encumber, or otherwise transfer by operation of law or otherwise this Lease or any interest herein, sublet the Premises or any portion thereof, or suffer any other person to occupy or use the Premises or any portion thereof, without the prior written consent of Landlord as provided herein, nor shall Tenant permit any lien to be placed on the Tenant's interest by operation of law. Tenant shall, by written notice, advise Landlord of its desire from and after a stated date (which shall not be less than thirty (30) days nor more than ninety (90) days after the date of Tenant's notice) to sublet the Premises or any portion for any part of the term hereof; and in such event Landlord shall have the right, to be exercised by giving written notice (a "Recapture Notice") to Tenant within fifteen (15) business days after receipt of Tenant's notice, to terminate this Lease as to the portion of the Premises described in Tenant's notice and such notice shall, if given, terminate this Lease with respect to the portion of the Premises therein described as of the date stated in Tenant's notice; provided, however, that Tenant may elect to withdraw any such assignment or subletting notice upon receipt of a Recapture Notice from Landlord by delivering written notice (a "Reinstatement Notice") to Landlord of such withdrawal within three (3) business days from receipt of a Recapture Notice and, upon receipt by Landlord of the Reinstatement Notice, the original notice sent by Tenant to Landlord for purposes of requesting an assignment or sublease of Tenant's interest hereunder shall be withdrawn and this Lease shall remain unaltered and in full force and effect. Any assignment or subletting notice by Tenant shall state the name and address of the proposed subtenant, and Tenant shall deliver to Landlord a true and complete copy of the proposed sublease with said notice. If said notice shall specify all of the Premises and Landlord shall give a Recapture Notice with respect thereto, this Lease shall terminate on the date stated in Tenant's notice (unless any such Recapture Notice is withdrawn as provided hereinabove by Tenant's timely delivery of a Reinstatement Notice to Landlord). If, however, this Lease shall terminate pursuant to the foregoing with respect to less than all the Premises, the rent, as defined and reserved hereinabove and as adjusted pursuant to Paragraph 6, shall be adjusted on a pro rata basis to the number of square feet retained by Tenant, and this Lease as so amended shall continue thereafter in full force and effect. If Landlord, upon receiving said notice by Tenant with respect to any of the Premises, shall not exercise its right to terminate, Landlord will not unreasonably withhold or delay its consent to Tenant's subletting the Premises specified in said notice. Landlord, acting reasonably and in good faith, may deny consent to an assignment or sublease if, by way of illustration but not limitation, (i) the credit rating of the proposed assignee or sublessee is unacceptable, (ii) the type of business to be conducted by the proposed assignee or sublessee on the Premises is in violation of any exclusive rights granted to other tenants of the Building or is inappropriate for a first class office building, (iii) the density of use of the Premises by the proposed assignee or sublessee is significantly greater than the then current density of use of the Premises by Tenant, or (iv) the rate of compensation, including, but not limited to, all rent requested by Tenant for the portion of the Premises to be subleased or for the assignment of the Lease would impact upon or impair Landlord's ability to rent space in the Building at the then market rate as offered by Landlord. Tenant shall, at Tenant's own cost and expense, discharge in full any outstanding commission obligation on the part of Landlord with respect to this Lease, and any commissions which may be due and owing as a result of any proposed assignment or subletting, whether or not the Lease is terminated pursuant hereto and rented by Landlord to the proposed subtenant or any other tenant. Tenant shall pay to Landlord immediately upon receipt fifty percent (50%) of all rent or other consideration received by Tenant from any such assignee or subtenant, either initially or over the term of the assignment or sublease, which is in excess of (x) the rental obligation required under the terms of this Lease for the Premises or portion thereof for which consent is granted, and (y) marketing fees, brokerage commissions and build-out expenses of Tenant in entering into such assignment or sublease.

         (2) Any subletting hereunder by Tenant shall not result in Tenant's being released or discharged from any liability under this Lease. As a condition to Landlord's prior written consent as provided for in this Paragraph 11, the subtenant or subtenants shall agree in writing to comply with and be bound by all of the terms, covenants, conditions, provisions, and agreements of this Lease, and Tenant shall deliver to Landlord promptly after execution, an executed copy of each sublease and an agreement of said compliance by each subtenant. If an event of default, as hereinafter defined, should occur while the Premises or any part thereof are then sublet, Landlord, in addition to any other remedies herein provided or provided by law, may at its option collect directly from the subtenant all rents and other sums becoming due to Tenant under the sublease and apply the rent against any sums due to Landlord by Tenant hereunder, and Tenant hereby authorizes and directs any such subtenant to make payments of rent directly to Landlord upon receipt of notice from Landlord. No direct collection by Landlord from any subtenant will be construed to constitute a novation or a release of Tenant from the further performance of its obligations hereunder. Receipt by Landlord of rent from any assignee, subtenant, or occupant of the Premises will not be deemed a waiver of the covenants contained in this Lease or a release of Tenant under the Lease. The receipt by Landlord from any subtenant obligated to make payments of rent will be a full and complete release, discharge, and acquittance to the subtenant of its obligations to Tenant to the extent of any such amount of rent so paid to Landlord. Landlord is authorized and empowered, on behalf of Tenant to endorse the name of Tenant upon any check, draft, or other instrument payable to Tenant with respect to the Premises and evidencing payment of rent, or any part thereof, and to receive and apply the proceeds therefrom in accordance with the terms hereof.

         (3) Landlord's consent to any sale, assignment, encumbrance, subletting, occupation, lien, or other transfer shall not release Tenant from any of Tenants obligations hereunder or be deemed to be consent to any subsequent occurrence. Any sale, assignment, encumbrance, subletting, occupation, lien or other transfer of this Lease which does not comply with the provisions of this Paragraph 11 shall be void.

         (4) Any transfer of this Lease by merger, consolidation, or liquidation or any change in ownership of or power to vote the majority of outstanding voting stock of Tenant or, if Tenant is a partnership, any withdrawal, replacement or substitution of any partner or partners, either general or limited, shall constitute an assignment whether the result of a single or series of transactions, and shall be subject to Landlord's approval under subparagraph 11 (a); provided, however, that Landlord's approval shall not be required to any transfer of this Lease by merger, consolidation, the sale of Tenant or any portion thereof, a public offering, a change in the legal structure of Tenant or any change in ownership of or power to vote the majority of outstanding voting stock of Tenant, whether the result of a single transaction or of a series of transactions if following such transfer the net worth of Tenant or its successor equals or exceeds the net worth of Tenant immediately prior to such transfer (collectively, "Permitted Transfers"). A Permitted Transfer shall not be deemed a sublease, assignment or transfer of this Lease for purposes of Special Stipulations 2 or 3 set forth on Exhibit "G" hereto.

12.      INSURANCE AND INDEMNIFICATION

         (1) Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord and any of its partners for any injury or damage to any person or property in or about the Premises by or from any cause whatsoever, excepting Landlord's gross negligence or willful acts, and, without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement, or other portion of the Premises or the Building, or caused by gas, fire, Acts of God, discharge of sprinklers, excessive heat or cold, sewage, odors, noise, bursting or leakage of pipes or plumbing fixtures, riot, strike, court order, governmental body or authority, other tenants, or explosion of the Building or the complex of which it may be a part or any, part thereof. Tenant will hold Landlord harmless from damages due to the interruption of Tenant's business caused by any damage whatsoever.

         (2) Tenant shall hold Landlord harmless from and defend Landlord against any and all claims or liability from any injury or damage to any person or property whatever: (i) occurring in, on, or about the Premises or any part thereof, and (ii) occurring in, on, or about any facilities (including without limitations, elevators, stairways, passageways or hallways), the use of which Tenant may have in conjunction with other tenants of the Building, when such injury or damage shall be caused in part or in whole by the act, neglect, fault of, or omission of any duty with respect to the same by Tenant, its agents, servants, employees or any other person entering the Premises with express or implied invitation of Tenant. Tenant further agrees to indemnify and save harmless Landlord against and from any and all claims by or on behalf of any person, firm, or corporation, arising from the conduct or management of any work or thing whatsoever done by Tenant in or about the Premises, and will further indemnify and save Landlord harmless against and from any and all claims arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or arising from any act or negligence of Tenant, or any of its agents, contractors, servants, employees or licensees and from and against all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon. Landlord hereby indemnifies and agrees to save Tenant harmless against any and all liability, loss, cost, damage or expense, including without limitation court costs and reasonable attorney's fees, imposed on Tenant and caused by the negligence or willful misconduct of Landlord, its employees, agents or contractors, or occurring in connection with any default of Landlord hereunder. All property in the Building or Premises belonging to Tenant, its agents, employees, or invitees shall be there at the risk of Tenant. Tenant agrees to indemnify and save harmless Landlord against claims for damage to, theft, misappropriation, or loss of said property unless said claims are caused directly or indirectly through Landlord's gross negligence. Furthermore, and subject to the proviso set forth in the immediately preceding sentence with respect to Landlord's gross negligence, in case any action or proceeding shall be brought against Landlord by reason of any claims or liability, Tenant agrees to defend such action or proceedings at Tenant's sole expense by counsel reasonably satisfactory to Landlord. The provisions of this Paragraph 12 shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

         (3) Tenant agrees to purchase at its own expense and to keep in force during the term of this Lease the following policies of insurance: (i) worker's compensation/employer's liability insurance with a limit of $1,000,000; (ii) commercial general liability insurance in respect of the Premises and the conduct or operation of business therein, including personal injury and property damage, with contractual liability endorsement, with a combined single limit of not less than Three Million Dollars ($3,000,000.00); and (iii)
                  business auto liability insurance with a limit of $1,000,000 (stating any hired and non-owned autos, or any auto). Said policies shall: (a) name Landlord as an additional insured and insure Landlord's contingent liability under this Lease (except for the worker's compensation policy, which shall instead include a waiver of subrogation endorsement in favor of Landlord), (b) be issued by an insurance company or companies which is/are acceptable to Landlord and licensed to do business in the State of Georgia, and (c) provide that said insurance shall not be canceled unless thirty (30) days prior written notice shall have been given to Landlord. Said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the term of the Lease and upon each renewal of said insurance. In addition, Landlord may request a copy of any of the aforementioned insurance policies not more than once per year. The purchase of such insurance shall not release Tenant of any legal obligations contained within this Lease.

13.      WAIVER OF SUBROGATION

         Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, including any other tenants or occupants of the remainder of the Building; provided, however, that this release shall be applicable and in force and effect only to the extent that such release shall be lawful at that time and in any event only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of Landlord and Tenant agrees that it will require its insurance carriers to include in its policies such a clause or endorsement. Failure to obtain such an endorsement shall not release the waiver contained in this Lease.

14.      SERVICES AND UTILITIES

         (1) Landlord shall maintain the public and common areas of the Building, including lobbies, stairs, elevators, corridors, and restrooms, the windows in the Building, the mechanical, plumbing, and electrical equipment serving the Building, and the structure itself, in good order and condition except for damage occasioned by the act of Tenant, which damage shall be repaired by Landlord at Tenant's expense.

         (2) Provided the Tenant shall not be in default hereunder and subject to the provisions elsewhere herein contained, including the Rules and Regulations of the Building, Landlord agrees to furnish to the Premises during "Normal Business Hours" (as hereinafter defined) or otherwise as stated herein:

                  (1) heating and air conditioning consistent with the type of service provided in other first class office buildings in the Atlanta metropolitan area, and otherwise consistent with the building standard of air volume described and identified in Paragraph 12 of Exhibits "C-3" and "E-2" attached hereto and by this reference made a part hereof. Additional or after-hours heating and air conditioning will be available to Tenant at Tenant's sole cost and expense at all times outside Normal Business Hours at the building standard charge for such services as determined from time to time by Landlord;

                  (2)      elevator service to Tenant's floor;

                  (3)      water to the restrooms and drinking fountains;

                  (4) electric current in reasonably sufficient amounts for normal business use (in amounts not to exceed either in voltage, rate of capacity, use or overall load that which is described on Exhibit "H" attached hereto and by this reference made a part hereof), including operation of building standard lighting and general office machines of a type which require no more than a 110 volt duplex outlet; and

                  (5) security services during the times and in a manner that such services are in Landlord's judgment customarily furnished in comparable office buildings in the immediate market area, including a security system for the Building, on-site guard(s) in the Building, a key-card access system serving the Building, and security cameras in the parking garage serving the Building; and janitorial services on weekdays in a manner that such services are in Landlord's judgment customarily furnished in comparable office buildings in the immediate market area; and

                  (6) All building standard fluorescent lighting. All incandescent and nonstandard fluorescent lights shall be maintained at Tenant's expense;

                  (7)      All temperature control devices and air diffusers;
                           and

                  (8) All Tenant entry door hardware, including locks, hinges, and closers.

         The services described in items (2), (3), (4), (6) and (7) above shall be furnished twenty-four (24) hours per day, seven (7) days per week, subject to the provisions of subparagraph (f) of this Paragraph 14.

         (3) For the purpose of this Lease, normal business hours ("Normal Business Hours") shall be from 8:00 am. to 6:00 p.m. Monday through Friday and from 8:00 am. to 1:00 p.m. on Saturday, excluding holidays established by Landlord. Notwithstanding the foregoing, Tenant shall have access to the Premises twenty-four (24) hours per day, seven (7) days per week.

         (4) Landlord shall provide additional or after hours heating or air conditioning at Tenant's request upon at least twenty-four
                  (24) hours advance notice, and Tenant shall pay the building standard charge for such services as determined from time to time by Landlord. As of the date of this Lease, the building standard charge for additional or after hours heating or air conditioning is $50.00 per hour per floor of the Building (or portion thereof if Tenant occupies less than a full floor), with such rate being subject to change at Landlord's discretion. The obligation hereunder to make such additional utilities available will be subject to the rules and regulations of any municipal or any other governmental authority regulating the business of providing such utility service. Tenant agrees to keep closed all window coverings, if any, when necessary because of the sun's position, and Tenant also agrees at all times to cooperate fully with Landlord and to abide by all regulations and requirements which Landlord may prescribe for the proper functioning and protection of said heating, ventilating, and air conditioning system. Except with respect to the Telecommunications Equipment, Tenant will not, without the prior written consent of Landlord (which consent shall not be unreasonably withheld or delayed), use any heat generating equipment, machines, or excess lighting in the Premises which affect the amount of energy required to maintain the temperature otherwise maintained by the heating, ventilating and air conditioning system. In the event of such consent, Landlord reserves the right to install supplementary air conditioning equipment and the cost thereof, including the ongoing cost of additional electricity, chilled water (if available), and/or domestic water consumed as a result of the use of such equipment, shall be paid by Tenant to Landlord upon demand. The type, size and location of such supplemental air conditioning equipment shall be determined or approved by Landlord.

         (5) Except with respect to the Telecommunications Equipment and the Supplemental HVAC relating thereto (as more particularly addressed in the Special Stipulations, including the provisions of Paragraph 18 thereof requiring separate metering for purposes of calculating Tenant's electrical usage in excess of the Building standard), Tenant will not, without written consent of Landlord, use within the Premises or the Building any device or machine, in any number or combination thereof or for any number of hours, which will in any way cause Tenant to use electricity or water in excess of that which Landlord has established as standard for the Building for use of the Premises during Normal Business Hours for use as general office space. Moreover, with respect to electrical service (and except as contemplated by the first sentence of this Paragraph), Tenant's use thereof shall not exceed, either in voltage, rate of capacity, use beyond Normal Business Hours, or overall load, that which Landlord deems to be standard for the Building. For purposes hereof, "electrical standard" for the Building is more fully described and identified on Exhibit "H" attached hereto and by this reference made a part hereof. Except as otherwise contemplated by the provisions of Paragraphs 4, 5 and 10 of the Special Stipulations, if Tenant in Landlord's judgment shall require such additional water or electrical current, Tenant shall first procure the consent of Landlord, which consent may not be unreasonably withheld or delayed (and, if withheld with respect to any request for additional electrical current, shall be further governed by the provisions of Paragraph 10 of the Special Stipulations), and Landlord may cause a special meter to be installed so as to measure such additional domestic water, chilled water (if available), or electrical current. The cost of any such meters and of installation, maintenance, and repair thereof shall be paid for by Tenant, and Tenant agrees to pay Landlord or the utility company, as the case may be, on demand, for the ongoing cost of consumption of such additional water or electricity. In the event that Landlord is responsible for reading the meter and invoicing the Tenant, Landlord shall be entitled to charge the Tenant the reasonable additional expenses for so doing.

         (6) Landlord shall not be in default hereunder or be liable for any damage directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of, the (i) installation, use, or interruption of use of any equipment in connection with the furnishing of any of the foregoing services or utilities, or the making of repairs or improvements to the Premises or the Building, or (ii) failure to furnish or delay in furnishing any such services or utilities when such failure is caused by Acts of God or the elements, strikes, governmental orders, accidents, or other conditions beyond the reasonable control of the Landlord or by the making of repairs or improvements to the Premises or to the Building; unless, however, any matter described in the foregoing Subparagraph (i) of this Subparagraph results from the gross negligence or willful misconduct of Landlord, its agents or employees, in which case Rent hereunder shall be abated on a pro rata basis for any portion of the Premises rendered untenantable as a result thereof should Building services to the Premises (including, without limitation, water and electricity serving the Premises) be interrupted for ten
                  (10) consecutive

                  Business days.

         (7) It shall be Tenant's responsibility and expense to install, move, maintain, adjust, and repair its property and fixtures, including but not limited to, its: signage, pictures, bulletin boards, plaques, furniture, above standard flooring, filing cabinets, computer cables. computer equipment, business machines, draperies, blinds, kitchen appliances, special water heaters, kitchen cabinets, private restroom fixtures, special air conditioning or power conditioning equipment, locks for furniture and filing cabinets, paging systems, modular furniture components (including task lighting. flat wiring, and power distribution cables), combination locks, specialty electrical devices, exhaust fans, fire extinguishers, carpet squares, and/or other furniture, fixtures, or equipment installed by Tenant, or which were supplied, specified, or requested by Tenant and installed by Landlord.

         (8) Any sums payable under this Paragraph shall be considered additional rent and Landlord shall have the same remedies for a default in payment of such sums as for a default in the payment of rent.

         (9) Tenant may contract for additional or supplemental janitorial services to the Premises (at Tenant's sole cost and expense) so long as Tenant uses the same janitorial service engaged by Landlord from time to time and provides Landlord with a copy of the separate agreement entered into with such janitorial service describing the scope and nature of services to be rendered within the Premises.

15.      ESTOPPEL CERTIFICATE

         Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord a certificate substantially in the form attached hereto as Exhibit "D" attached hereto (as modified to accurately reflect the terms of this Lease) or in such is the form as is reasonably requested by any mortgagee, beneficiary, purchaser or prospective purchaser of the building or any interest thereon, indicating thereon any exceptions thereto which may exist at that time. Failure of the Tenant to execute and deliver such certificate shall constitute an acceptance of the Premises and acknowledgment by Tenant that the statements included in Exhibit "D" (as modified to accurately reflect the terms of this Lease) are true and correct without exception.

16.      HOLDING OVER

         Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Tenant retains possession of the Premises or any part thereof after such termination or if any of Tenant's property remains which Landlord has previously requested be removed, then Landlord may serve written notice upon Tenant that such holding over constitutes either (i) creation of a month to month tenancy, upon the terms and conditions set forth in this Lease, or (ii) creation of a tenancy at sufferance, in any case upon the terms and conditions set forth in this Lease; provided, however, that the monthly rental [or daily rental under (ii)] shall, in addition to all other sums which are to be paid by Tenant hereunder, whether or not as additional rent, be equal to one hundred fifty percent (150%) of the rental being paid monthly to Landlord under this Lease immediately prior to such termination [prorated in the case of (ii) on the basis of a 365 day year for each day Tenant remains in possession]. If no such notice is served, then a tenancy at sufferance shall be deemed to be created at the rent in the preceding sentence. Tenant shall also pay to Landlord all damages sustained by Landlord resulting from retention of possession by Tenant, including the loss of any proposed subsequent tenant for any portion of the Premises. The provisions of this paragraph shall not constitute a waiver by Landlord of any right of entry as herein set forth; nor shall receipt of any rent or any other act in apparent affirmance of the tenancy operate as a waiver of the right to terminate this Lease for a breach of any of the terms, covenants, or obligations herein on Tenant's part to be performed.

17.      SUBORDINATION

         So long as Tenant is not disturbed from possession of the Premises unless and until Tenant has defaulted hereunder and all applicable notice, grace and cure periods have expired, this Lease shall be subject and subordinate (without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination) at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building, the Property, or any part thereof, and (b) the lien of any first mortgage or deed to secure debt which may now exist or hereafter be executed in any amount for which said Building, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security, together with all renewals, modifications, consolidations, participations, replacements, and extensions of any such first mortgage or deed to secure debt. Notwithstanding the foregoing, Landlord or the holder of any first mortgage or deed to secure debt on the Building or the Property or any part thereof shall have the right to subordinate or cause to be subordinated in whole or in part any such ground leases or underlying leases or any such liens to this Lease (but not in respect to priority of entitlement of insurance or condemnation proceeds). In the event that any ground lease or underlying lease terminates for any reason or any first mortgage or deed to secure debt is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord or the holder of any first mortgage or deed to secure debt on the Building or the Property or any part thereof and in the form requested by Landlord or the holder of any first mortgage or deed to secure debt on the Building or the Property or any part thereof, any additional documents evidencing the priority of subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed to secure debt, provided, however, that Tenant receives from the holder of such mortgage or deed to secure debt an agreement in form reasonably satisfactory to Tenant and said holder that, so long as Tenant is not in default under this Lease, Tenant shall not be disturbed in its possession of the Premises, and that any action or proceeding in lieu thereof will not result in the cancellation or termination of this Lease, and that in the event of any such foreclosure or sale, this Lease shall continue in full force and effect, as a direct lease between Tenant and the then owner of the Premises upon all terms, covenants and conditions herein. Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver, and record any such documents in the name and on behalf of Tenant so long as such nondisturbance assurances are contained therein. Landlord hereby represents and warrants that the Property is not presently encumbered by a mortgage or deed to secure debt.

18.      RULES AND REGULATIONS

         Tenant shall faithfully observe and comply with the Rules and Regulations. Landlord shall not be responsible for the nonperformance by any other tenant or occupant of the Building of any of the Rules and Regulations.

19.      ENTRY BY LANDLORD

         Landlord reserves and shall at all times upon reasonable verbal notice to Tenant (except in case of emergency) have the right to enter the Premises to inspect the same to determine if Tenant is complying with all terms and provisions of this Lease, to perform Tenant's obligations under this Lease in accordance with Paragraph 25 hereof, to supply janitorial service and any other service to be provided by Landlord to Tenant hereunder (it being understood that Tenant may elect to contract directly for its own janitorial service with Landlord's approved vendor in accordance with Section 14(i) hereof) and, with reasonable prior notice, to show said Premises to prospective purchasers, mortgagees or tenants, to post notices of nonresponsibility, and to alter, improve, or repair the Premises and any portion of the Building of which the Premises are a part or to which access is conveniently made through the Premises, without abatement of rent and may for that purpose erect, use, and maintain scaffolding, pipes, conduits, and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed, provided that entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. In the case of any alteration, improvements or repairs requiring access to or construction within the Fourth Floor Expansion Premises, Landlord shall use reasonable efforts in designing such improvements to avoid wherever possible the Fourth Floor Expansion Premises and, where required, shall use reasonable efforts to minimize any impact on the Fourth Floor Expansion Premises or any use by Tenant thereof. In connection with the aforesaid and except for the gross negligence or willful misconduct of Landlord, its agents or employees, Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Tenant agrees that its doors shall be keyed to Landlord's building standard master keying system and that Landlord shall at all times have and retain master or pass keys with which to unlock all of the doors in, upon, and about the Premises, and Landlord shall have the right to use any and all means which Landlord may deem necessary or proper to open said doors in an emergency, in order to obtain entry to any portion of the Premises, and any entry to the Premises, or portions thereof obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portions thereof. Landlord shall also have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement and/or location of entrances or passageways, doors and doorways and corridors, elevators, stairs, toilets, or other public parts of the Building.

20.      INSOLVENCY OR BANKRUPTCY

         The appointment of a receiver to take possession of all or substantially all of the assets of Tenant or an assignment of Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any insolvency, bankruptcy, or reorganization act shall at Landlord's option constitute a breach of this Lease by Tenant. In addition to other remedies for default as set forth in Paragraph 21 hereof, upon the happening of any such event or at any time thereafter, at Landlord's option, this Lease shall terminate five (5) days after written notice of termination from Landlord to Tenant. In no event shall this Lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency, or reorganization proceedings.

21.      DEFAULT

         (1) The following events shall be deemed to be events of default by Tenant under this Lease:

                  (1) Tenant shall fail to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, whether such sum be any installment of the Base Rent herein reserved, any other amount treated as Rent hereunder, or any other payment or reimbursement to Landlord required herein, whether or not treated as additional Rent hereunder, and such failure shall continue for a period of five (5) business days from written notice from Landlord to Tenant that such payment was due; provided, however, that Landlord shall only be required to give such written notice two (2) times in any twelve (12) month period and any further failure by Tenant within such twelve (12) month period to pay any such sum within five (5) days of the date such payment is due shall constitute an immediate default hereunder with no requirement that Landlord give any such further written notice; or

                  (2) Tenant shall fail to comply with any term, provision, or covenant of this Lease other than by failing to pay when or before due any sum of money becoming due to Landlord hereunder, and shall not cure such failure within twenty (20) days (forthwith, if the default involves a hazardous condition) after written notice thereof to Tenant or, in the event that any such cure is not capable of being completed within such twenty (20) day period, Tenant fails to commence its cure within such twenty
                           (20) day period or thereafter fails to pursue such cure with diligence to completion within sixty (60) days from the date of original receipt of written notice of default; or

                  (3) Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only; or

                  (4) The leasehold interest of Tenant shall be levied upon under execution or be attached by process of law or Tenant shall fail to contest diligently the validity of any lien or claimed lien and give sufficient security to Landlord to insure payment thereof or shall fail to satisfy any judgment rendered thereon and have the same released, and such default shall continue for ten (10) days after written notice thereof to Tenant; or

                  (5) Tenant shall fail to perform any of its obligations under any agreement with Landlord other than this Lease and such failure shall continue for a period of twenty (20) days after written notice from Landlord to Tenant; or

                  (6) Default by any Guarantor of this Lease of the terms of its Guaranty, or the bankruptcy or insolvency of any Guarantor.

         (2) Upon the occurrence of any such events of default described in this Paragraph or elsewhere in this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

                  (1) Landlord may, at its election, terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease;

                  (2) Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event with or without process of law and to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or within the Premises and to remove any and all property therefrom, without being deemed in any manner guilty of trespass, eviction, or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant hereby waiving any right to claim damage for such re-entry and expulsion, and without relinquishing Landlord's right to rent or any other right given to Landlord hereunder or by operation of law;

                  (3) Upon termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all Rent and other sums due and payable by Tenant on the date of termination, plus the sum of: (i) an amount equal to the then present value of the entire amount of the Rent calculated using a discount rate equal to the average discount rate for auctioned 3-month Treasury Bills as of the date of termination of this Lease, and other sums provided herein to be paid by Tenant for the residue of the stated term hereof, less the fair rental value of the Premises for such residue (taking into account the time and expense necessary to obtain a replacement tenant or tenants, including expenses hereinafter described in Paragraph 21(b)(4) relating to recovery of the Premises, preparation for reletting and for reletting itself), and (ii) the cost of performing any other covenants which would have otherwise been performed by Tenant.

                  (4)         (i) Upon any termination of Tenant' s right to
                           possession only without termination of the Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided in Paragraph 21(b)(2) above, without such entry and possession terminating the Lease or releasing Tenant in whole or in part from any obligation, including Tenant's obligation to pay the Rent, hereunder for the full term. In any such case, Tenant shall pay forthwith to Landlord the Rent due from month to month as same becomes due for the residue of the stated term hereof plus any other sums provided herein to be paid by Tenant,

                           (ii) Landlord shall use commercially reasonable
                  efforts to relet the Premises or any part thereof for such Rent and upon such terms as Landlord in its sole discretion shall determine (including the right to relet the Premises for a greater or lesser term than that remaining under this Lease, the right to relet the Premise as a part of a larger area, and the right to change the character or use made of the Premises) and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such case, Landlord may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of reletting including, without limitation, any broker's commission incurred by Landlord. If the consideration collected by Landlord upon any such reletting plus any sums previously collected from Tenant are not sufficient to pay the full amount of all Rent, together with the costs of any repairs, alterations, additions, redecorating, and Landlord's expenses of reletting and the collection of the rent accruing therefrom (including reasonable attorney's fees and reasonable broker's commissions,) Tenant shall pay to Landlord the amount of such deficiency upon demand and Tenant agrees that Landlord may file suit to recover any sums failing due under this section from time to time;

                  (5) Landlord may, at Landlord's option, enter into and upon the Premises, with or without process of law, if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair, or replace anything for which Tenant is responsible hereunder and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer, and without incurring any liability for any damage resulting therefrom, and Tenant agrees to reimburse Landlord, on demand, as additional Rent for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease;

                  (6) Any and all property which may be removed from the Premises by Landlord pursuant to the authority of the Lease or by law, to which Tenant is or may be entitled, may be handled, removed, and stored, as the case may be, by or at the direction of Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation, or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Premises shall, at Landlord's option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

         (3) Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law (all such remedies being cumulative) nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any Rent due to Landlord hereunder or any damages accruing to Landlord by reason of the violation of any of the terms, provisions, and covenants herein contained. No act or thing done by Landlord or its agents during the term hereby granted shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of the Premises shall be valid unless in writing signed by Landlord. Landlord's acceptance of the payment of Rent or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies herein provided upon an event of default shall not be deemed or constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorney's fees so incurred.

         (4) Without limiting the foregoing, Tenant hereby appoints and designates the Premises as a proper place for service of process upon Tenant and agrees that service of process upon any office manager or corporate officer of Tenant within the Premises shall constitute personal service of such process upon Tenant (provided, however, Landlord does not hereby waive the right to serve Tenant with process by any other lawful means) provided that a copy of such process is also mailed to Tenant at the Premises by U.S. Certified Mail, and Tenant hereby further expressly waives any right to trial by jury.

22.      DAMAGE BY FIRE, ETC.

         (1) If the Building, improvements, or Premises are rendered partially or wholly untenantable by fire or other casualty, and if such damage cannot, in Landlord's reasonable estimation, be materially restored within one hundred twenty
                  (120) days of such damage, then Landlord may, at its sole option, terminate this Lease as of the date of such fire or casualty. Landlord shall exercise its option provided herein by written notice to Tenant within sixty (60) days of such fire or other casualty. For purposes hereof, the Building, improvements, or Premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Premises for the purpose for which it was then being used.

         (2) If this Lease is not terminated pursuant to Paragraph 22(a), then Landlord shall proceed with all due diligence to repair and restore the Building and the Premises, at Landlord's cost, (except that Landlord may elect not to rebuild if such damage occurs during the last year of the term exclusive of any option which is unexercised at the date of such damage). Any restoration of the Premises by Landlord shall not include replacement of furniture, equipment or other items of Tenant's property.

         (3) If this Lease shall be terminated pursuant to this Paragraph 22(a), the term of this Lease shall end on the date of such damage as if that date had been originally fixed in this Lease for the expiration of the term hereof. If this Lease shall not be terminated by Landlord pursuant to this Paragraph 22(a) and in the event that Landlord should fail to complete such repairs and material restoration within one hundred eighty
                  (180) days after the date of such damage, Tenant may, at its option and as its sole remedy, terminate this Lease by delivering written notice to Landlord, whereupon the Lease shall end on the date of such notice as if the date of such notice were the date originally fixed in this Lease for the expiration of the term hereof, provided, however, that if construction is delayed because of changes, deletions, or additions in construction requested by Tenant, strikes, lockouts, casualties, Acts of God, war, material or labor shortages, governmental regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

         (4) Tenant agrees that during any period of restoration or repair of the Premises, Tenant shall continue the operation of Tenant's business within the Premises to the extent practicable. During the period from the date of the damage or the date all or a portion of the Premises is rendered untenantable until the date that the untenantable portion of the Premises is materially restored, the Rent shall be reduced to the extent of the proportion of the Premises which is untenantable, however, there shall be no abatement of other sums to be paid by Tenant to Landlord as required by this Lease.

         (5) In no event shall Landlord be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements constructed or installed by Tenant pursuant to the provisions of Paragraph 8 hereof or any of the improvements constructed or installed by Tenant pursuant to the terms of the Fourth Floor Expansion Premises Lease Improvement Agreement. Landlord has the right but not the obligation to rebuild, repair, or replace at Tenant's expense so much of the partitions, fixtures, additions and other improvements as may be necessary to ensure that the Premises are materially restored. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control except that Landlords insurance may be subject to control by (i) the holder or holders of any indebtedness secured by a mortgage or deed to secure debt covering any interest of Landlord in the Premises, the Building, or the Property, and/or (ii) the ground lessor of the Property.

         (6) Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed to secure debt covering the Premises, Building, or Property or the ground lessor of the Property requests that any insurance proceeds be paid to it, then Landlord shall have the right to terminate the Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such person, whereupon the Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the Lease Term.

         (7) In the event of any damage or destruction to the Building or the Premises by any peril covered by the provisions of this Paragraph 22, Tenant shall, upon notice from Landlord, remove forthwith, at its sole cost and expense, all or such portion of the property belonging to the Tenant or its licensees from all of the Building or the Premises, or such portion, as Landlord shall request. Tenant hereby indemnifies and holds Landlord harmless from any loss, liability, costs, and expenses, including attorney's fees, arising out of any claim or damage or injury as a result of any alleged failure to secure the Premises properly prior to such removal and/or during such removal, except for loss, liability, cost or expense caused by the negligence of Landlord, its agents or employees.

23.      CONDEMNATION

         (1) If any substantial part of the Premises, Building or Property should be taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with Tenant's then existing Permitted Use of the Premises, this Lease shall terminate effective when the physical taking shall occur in the same manner as if the date of such taking were the date originally fixed in this Lease for the expiration of the term hereof.

         (2) If part of the Premises, Building, or Property shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in Paragraph 23(a), this Lease shall not terminate but the Rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent, if any, as may be fair and reasonable under all of the circumstances, and Landlord shall undertake to restore the Building and Premises to a condition suitable for Tenant's use, as near to the condition thereof prior to such taking as is reasonably feasible under all circumstances.

         (3) Tenants shall not share in any condemnation award or payment in lieu thereof or in any award for damages resulting from any grade change of adjacent streets, the same being hereby assigned to Landlord by Tenant; provided, however, that Tenant may separately claim and receive from the condemning authority, if legally payable, compensation for Tenant's removal and relocation costs and for Tenant's loss of business and/or business interruption, except that no such claim shall diminish or otherwise adversely affect Landlord's award or the awards of any and all ground and underlying lessors and mortgages.

         (4) Notwithstanding anything to the contrary contained in this Paragraph 23, if the temporary use or occupancy of any part of the Premises shall be taken or appropriated under power of eminent domain during the term of this Lease, this Lease shall be and remain unaffected by such taking or appropriation and Tenant shall continue to pay in full all Rent payable hereunder by Tenant during the term of this Lease. In the event of any such temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the use of or occupancy of the Premises during the term of this Lease, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration of the Premises and the use and occupancy of the Premises after the end of the Lease Term.

24.      SALE BY LANDLORD

         The covenants and obligations of Landlord hereunder shall be binding upon the Landlord named herein and its successors and assigns, only with respect to their respective periods of time as Landlord hereunder. In the event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the successor in interest of Landlord in and to this Lease. Tenant agrees to attorn to the purchaser or assignee in any such sale.

25.      RIGHT OF LANDLORD TO PERFORM

         All covenants and agreements to be performed by the Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Rent except as expressly provided herein. If the Tenant shall fail to pay any sum of money, other than Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by the Landlord, the Landlord may, but shall not be obligated so to do, and without waiving or releasing the Tenant from any obligations of the Tenant, make any such payment or perform any such act on the Tenant's part to be made or performed as in this Lease provided. All sums so paid by the Landlord and all necessary incidental costs, together with interest thereon at the Agreed Interest Rate from the date of such payments by the Landlord, shall be payable as additional Rent to the Landlord on demand, and the Tenant covenants to pay any such sums, and the Landlord shall have, in addition to any other right or remedy of the Landlord, the same rights and remedies in the event of nonpayment thereof by the Tenant as in the case of default by the Tenant in the payment of the Rent.

26.      SURRENDER OF PREMISES

         (1) At the end of the term or any renewal thereof or other sooner termination of this Lease, the Tenant will peaceably deliver up to the Landlord possession of the Premises, together with all improvements or additions (other than improvements specifically authorized or required to be removed by Tenant pursuant to the terms of this Lease and the Special Stipulations attached hereto) upon or belonging to the same, by whomsoever made, in the same condition as received, or first installed, reasonable wear and tear, damage by fire, earthquake, Act of God, or the elements alone excepted. Tenant may, upon the termination of this Lease, remove all movable furniture and equipment belonging to Tenant, at Tenant's sole cost, repairing any damage caused by such removal. Property not so removed shall be deemed abandoned by the Tenant, and title to the same shall thereupon pass to Landlord. Upon request by Landlord, unless otherwise agreed to in writing by Landlord, Tenant shall remove, at Tenant's sole cost, any or all permanent improvements or additions to the Premises installed by or at the expense of Tenant and all movable furniture and equipment belonging to Tenant which may be left by Tenant and repair any damage resulting from such removal.

         (2) The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Landlord, either terminate all or any existing subleases or subtenancies, or operate as an assignment to Landlord of any or all such subleases or subtenancies.

27.      WAIVER

         If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent break or nonperformance of the same or any other term, covenant, or condition contained herein. Furthermore, the acceptance of Rent by Landlord shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time Landlord accepted such Rent. Failure by Landlord to enforce any of the terms, covenants, or conditions of this Lease for any length of time shall not be deemed to waive or to decrease the right of Landlord to insist thereafter upon strict performance by Tenant. Waiver by Landlord of any term, covenant, or condition contained in this Lease may only be made by a written document signed by Landlord.

28.      NOTICES

         All notices and demands which may or are required to be given by either party to the other hereunder shall be in writing and shall be deemed given when delivered or mailed as required below. All notices and demands by one party to the other shall be either delivered to the Premises or sent by a commercial interstate courier service offering proof of delivery or by United States Certified or Registered mail, postage and fees prepaid. Notices and demands by Landlord to Tenant shall be addressed to the Tenant at the Premises in care of Mr. Ken Gavranovic, with a copy to Alon Panovka, Esq., 5064 Roswell Road, Suite D-101, Atlanta, Georgia 30342, or to such other place as the Tenant may from time to time designate in a notice to the Landlord. Notices and demands by Tenant to the Landlord shall be addressed to the Landlord at Landlord's Address, or to such other firm or to such other place as Landlord may from time to time designate in a notice to the Tenant. If requested by Landlord, Tenant shall send copies of any notices and demands by Tenant to the holder or holders of any mortgage or deed to secure debt on the Property or any part thereof.

29.      CERTAIN RIGHTS RESERVED TO THE LANDLORD

         The Landlord may enter upon the Premises and/or may exercise any or all of the following rights hereby reserved without being deemed guilty of an eviction or disturbance of the Tenant's use or possession and without being liable in any manner to the Tenant and without abatement of Rent or affecting any of the Tenant's obligations hereunder:

         (1)      To change the name or street address of the Building;

         (2) To install and maintain a sign or signs on the exterior of the Building;

         (3) To designate all sources furnishing sign painting and lettering, food and beverage vending services, towels, carpet cleaning service, toilet supplies, lamps and bulbs used on the Premises;

         (4)      To retain at all times pass keys to the Premises;



         (5) To grant to anyone the exclusive right to conduct any particular business or undertaking in the Building; provided, however, that the granting of any such exclusive rights shall in no way limit or restrict Tenant's right to use and enjoy the Premises or the rights expressly granted to Tenant under this Lease;

         (6) To close the Building after regular working hours and on the legal or nationally observed holidays subject, however, to Tenants right of admittance, under such reasonable regulations as Landlord may prescribe from time to time, which may include, by way of example but not of limitation, that persons entering or leaving the Building identify themselves to a watchman by registration or otherwise and that said persons establish their right to enter or leave the Building; and

         (7) To take any and all measures, including inspections, repairs, alterations, decorations, additions, and improvements to the Premises or the Building, and identification and admittance procedures for access to the Building as may be necessary or desirable for the safety, protection, preservation or security of the Premises or the Building or the Landlord's interests, or as Landlord may deem necessary or desirable in the operation of the Building.

30.      ABANDONMENT

         If Tenant shall be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall, at the option of Landlord, be deemed to be abandoned and title thereto shall thereupon pass to Landlord, in addition to other remedies available to Landlord for Tenants defaults under this Lease.

31.      SUCCESSORS AND ASSIGNS

         Subject to the provisions of Paragraph 11 hereof, the terms, covenants, and conditions contained herein shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators, and assigns of the parties hereto.

32.      ATTORNEY'S FEES

         In the event that any action or proceeding is brought to enforce any term, covenant, or condition of this Lease on the part of Landlord or Tenant, the prevailing party in such litigation shall be entitled to reasonable attorney's fees to be fixed by the court in such action or proceeding.

33.      SECURITY DEPOSIT

         (1) Tenant shall pay to Landlord upon execution of this Lease a Security Deposit in the amount of $372,227.00 for the faithful performance of all terms, covenants, and conditions of this Lease. Tenant agrees that Landlord may apply said Security Deposit to remedy any failure by Tenant to repair or maintain the Premises or to perform any other terms, covenants, and conditions contained herein. If Tenant has kept and performed all terms, covenants, and conditions of this Lease during the term hereof and the Security Deposit has not been applied to Rent as provided below in this Paragraph, Landlord will on the termination hereof, promptly return said sum to Tenant or the last permitted assignee of Tenant's interest hereunder at the expiration of the Lease term. Should Landlord use any portion of said sum to cure any default by Tenant hereunder, Tenant shall forthwith replenish said sum to such original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds. Tenant shall be entitled to interest on any such deposit in an amount equal to one-half of the interest accruing thereon from time to time. Landlord shall deposit the Security Deposit in a money market account with such depository as Landlord and Tenant may mutually agree upon from time to time. Tenant's share of interest on the Security Deposit shall accrue and be added to the Security Deposit, and shall be disbursed from time to time at the time and in the manner the Security Deposit is disbursed in accordance with the terms of this Paragraph. Landlord's share of such interest shall be paid to Landlord from time to time as Landlord may direct and shall be retained by Landlord (not as security, but for its own account) in consideration for the execution of this Lease and the administration of the account in which the Security Deposit is deposited. Upon the occurrence of any events of default described in Paragraph 21 of this Lease (subject to any applicable notice, grace and cure periods), the Security Deposit shall become due and payable to Landlord for application of the proceeds thereof against Tenant's obligations hereunder in such manner as Landlord may direct.

         (2) Subject to other terms and conditions contained in this Lease, if the Building is conveyed by Landlord voluntarily or involuntarily, said Security Deposit shall be turned over to (or credited to the account of) the Landlord's grantee or successor and, if so, Tenant hereby releases Landlord from any and all liability with respect to said deposit and its application or return. Should Landlord fail or refuse to so transfer or credit any voluntary or involuntary transferee of the Property with the Security Deposit (or any portion of the Security Deposit then held by Landlord), Tenant shall nonetheless be entitled to a credit against Rent accruing from time to time hereunder (in the amount of any such undisbursed portion of the Security Deposit so held by Landlord) at the time and in the manner the Security Deposit is required to be applied toward payment of Rent under this Paragraph, until such Security Deposit is so applied in full.

         (3) A portion of the Security Deposit in the amount of $279,170.00 (the "Principal Deposit") shall be held by Landlord as hereinabove provided until such time as Tenant has established to the reasonable satisfaction of Landlord that Tenant has (i) actually received $10,000,000.00 or more in cash from the issuance and sale of stock in Tenant as a result of one or more public offerings in a recognized stock exchange, or through the private placement and sale of stock in Tenant, and
                  (ii) taking into account receipt of such $10,000,000.00 in cash, Tenant has a net worth of not less than $10,000,000.00 according to generally accepted accounting principles consistently applied. At such time as Tenant has satisfied each of the foregoing conditions (but not otherwise), Landlord shall thereafter apply the Principal Deposit against Rent and other charges due and payable under this Lease at the time the same become due and payable hereunder. At such time as the Principal Deposit has been fully applied against Rent or other obligations of Tenant hereunder, Tenant shall resume payment of Rent and such other charges at the time and in the manner the same become due and payable as contemplated by the terms and conditions of this Lease.

         (4) The remaining portion of the Security Deposit (other than the Principal Deposit) in the amount of $93,057.00 (the "Additional Deposit") shall be held by Landlord as hereinabove provided until the third anniversary of the Commencement Date, at which time Landlord shall apply the Additional Deposit against Rent and other charges due and payable under the Lease at the time the same become due and payable hereunder so long as no event of default has occurred and is continuing under this Lease. In addition, in the event that the conditions described in the foregoing subparagraphs 33(c)(i) and (ii) are satisfied as a result of the issuance and sale of stock in Tenant in connection with one or more initial public offerings in a recognized stock exchange (but not from the private sale of stock pursuant to a private placement memorandum, or otherwise) on or before the third anniversary of the Commencement Date, Landlord shall thereafter apply the Additional Deposit against Rent and other charges due and payable under this Lease at the time the same become due and payable hereunder. If, and only if, at the time Landlord is required under this subparagraph to apply the Additional Deposit against Rent or other Tenant obligations Landlord is at the same time then required to apply the Principal Deposit against such obligations (or vice versa, as the case may be), Landlord is nonetheless authorized and directed to hold the Additional Deposit and apply the same against Rent and other obligations at such time as the Principal Deposit has been fully applied thereto. At such time as the Additional Deposit has been fully applied against Rent or other obligations of Tenant hereunder, Tenant shall resume payment of Rent and such other charges at the time and in the manner the same become due and payable as contemplated by the terms and conditions of this Lease.

34.      FINANCIAL STATEMENTS

         Within ten (10) days following Landlord's request therefor, Tenant shall provide to Landlord copies of (a) if available, the most recent fiscal year financial statements for Tenant and any Guarantors of this Lease, as audited by a certified public accountant, and (b) the most recent fiscal quarter financial statements for Tenant and any Guarantors of this Lease, as certified, respectively, by Tenant and each such Guarantor. The financial statements shall include, but not necessarily be limited to, a balance sheet, statements of income and retained earnings, and a statement of source and uses of funds. All such statements shall be prepared in accordance with the generally accepted accounting principles.

35.      TENANT AUTHORITY

         If Tenant signs as a corporation or partnership, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation or partnership, as the case may be, that Tenant has and is qualified to do business in Georgia, that the corporation or partnership has full right and authority to enter into this Lease, and that each and all of the persons signing on behalf of the corporation or partnership are authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties.

36.      MORTGAGEE AND GROUND LESSOR APPROVALS

         The approval or consent of Landlord shall not be deemed to have been unreasonably withheld for purposes of any provisions of this Lease requiring such consent if any mortgagee (which shall include the holder of any deed to secure debt ) of the Premises, Building, or Property or any portion thereof, or the ground lessor of the Property, shall refuse or withhold its approval or consent thereto. Any requirement of Landlord pursuant to this Lease which is imposed pursuant to the direction of any such mortgagee or ground lessor shall be deemed to have been reasonably imposed by Landlord if made in good faith.

37.      MISCELLANEOUS

         (1) Time is of the essence of this Lease and all of its provisions. Periods of time expressed in days for performance, unless otherwise specified, shall mean calendar days.

         (2) This Lease shall in all respects be governed by the laws of the State of Georgia.

         (3) This Lease, together with its exhibits, contains all the agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or any representative or agent of Landlord, or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument by the parties hereto.

         (4) All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof.

         (5) If any clause, phrase, provision, or portion of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable under applicable law, such event shall not affect, impair, or render invalid or unenforceable the remainder of this Lease or any other clause, phrase, provision or portion hereof, nor shall it affect the application of any other clause, phrase, provision, or portion hereof to other persons or circumstances, and it is also the intention of the parties to this Lease that in lieu of each such clause, phrase, provision, or portion of this Lease that is invalid or unenforceable, there be added as a part of this Lease contract a clause, phrase, provision or portion as similar in terms to such invalid or unenforceable clause, phrase, provision or portion as may be possible and be valid and enforceable.

         (6) Whenever a period of time is herein described for action to be taken by Landlord, the Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to causes of any kind whatsoever which are beyond the control of Landlord.

         (7) Notwithstanding any other provision of this Lease to the contrary, if the Commencement Date hereof shall not have occurred before twelve (12) months following the date hereof, this Lease shall be null and void and neither party shall have any liability or obligation to the other hereunder. The purpose and intent of this provision is to avoid the application of the rule against perpetuities to this Lease.

         (8) Anything contained in the foregoing provisions of this section to the contrary notwithstanding, neither Tenant nor any other person having an interest in the possession, use, occupancy, or utilization of the Premises shall enter into any lease, sublease, license, concession, or other agreement for use, occupancy, or utilization of space in the Premises which provides for rental or other payment for such use, occupancy, or utilization based, in whole or in part, on the net income or profits derived by any person from the Premises leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts of sales), and any such proposed lease, sublease, license, concession, or other agreement shall be absolutely void and ineffective as a conveyance of any right of interest in the possession, use, occupancy, or utilization of any part of the Premises.

38.      LANDLORD'S LIEN'S

         (1) In addition to any statutory lien for Rent in Landlord's favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money becoming due hereafter from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper, and other personal property of Tenant situated on the Premises, and following any Tenant default such property shall not be removed therefrom without the consent of Landlord until all arrearages in Rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. So long as Tenant is not in default under this Lease beyond any applicable notice, grace or cure period hereunder, Landlord shall agree to subordinate its security interest contained herein in favor of security interests granted by Tenant for purposes of financing personal property located within the Premises.

         (2) In the event of a default under this Lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this Paragraph 38 at public or private sale upon five (5) days' notice to Tenant. Tenant hereby agrees that this Lease shall constitute a security agreement and further agrees to execute such financing statements and other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created. Any statutory lien for Rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto.

39.      QUIET ENJOYMENT

         Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold, and enjoy the Premises for the term hereof without hindrance or molestation from Landlord or any party claiming by, through or under Landlord, and Landlord shall defend Tenant's quiet enjoyment of the Premises, subject to the terms and provisions of this Lease. In the event this Lease is a sublease, then Tenant agrees to take the Premises subject to the provisions of the prior leases. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.


40.      LANDLORD'S LIABILITY


         Any liability of Landlord hereunder shall be enforceable only out of Landlord's interest in the Building or Property and in no event out of the separate assets of any constituent partner of Landlord. No holder or beneficiary of any mortgage or deed to secure debt on any part of the Property shall have any liability to Tenant hereunder for any default of Landlord.

41.      NO ESTATE

         This contract shall create the relationship of Landlord and Tenant, and no estate shall pass out of Landlord. Tenant has only a usufruct, not subject to levy and sale and not assignable by Tenant, except as provided for herein and in compliance herewith.

42.      [INTENTIONALLY OMITTED]

43.      LEASE EFFECTIVE DATE

         Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by both Landlord and Tenant.

44.      HAZARDOUS MATERIALS

         Tenant shall not cause or permit the escape, disposal, or release of any biologically or chemically active or other hazardous substances or materials in, on, or about the Premises. Neither Tenant nor Landlord shall allow the storage or use of such substances or materials in, on, or about the Premises in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Premises any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice has been given to Landlord of the identity of such substances or materials excepting, however, ordinary office and cleaning supplies. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials in, on, or about the Premises, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to Tenant's use and occupancy of the Premises. In addition, Tenant shall execute affidavits, representations, and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials introduced by Tenant on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of hazardous materials in, on, or about the Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the Lease term.

45.      BROKERAGE PROVISIONS.

         Landlord and Tenant represent and warrant that no broker, commission agent, real estate agent or salesperson other than Broker has participated in the negotiation of this Lease, its procurement or the procurement of Landlord or Tenant. Landlord's Broker has represented Landlord in this transaction and shall be paid a commission by Landlord pursuant to a separate, written agreement. Tenant's Broker has represented Tenant in this transaction and shall be paid a commission by Landlord pursuant to a separate, written agreement. Landlord and Tenant hereby acknowledge and agree that no person, firm, corporation or entity other than Broker is or shall be entitled to the payment of any fee, commission, compensation or other form of remuneration in connection herewith in any manner. Landlord shall and does hereby indemnify and agree to hold Tenant harmless from and against any claims, demands, actions and judgments of any and all brokers, agents and other intermediaries alleging a commission, fee or other payment to be owing by reason of Landlord's dealings, negotiations or communications in connection with this Lease or the demise of the Premises. Likewise, Tenant shall and does hereby indemnify and agree to hold Landlord harmless from and against any claims, demands, actions and judgments of any and all brokers (other than Broker), agents and other intermediaries alleging a commission, fee or other payment to be owing by reason of Tenant's dealings, negotiations or communications in connection with this Lease or the demise of the Premises. The terms of this Paragraph 45 shall survive the expiration or other termination of this Lease.

46.      HEALTH/FITNESS FACILITY

         Landlord and Tenant acknowledge and agree that Landlord has constructed and operates in the Project a health and fitness facility (the "Health/Fitness Facility"), and that the cost of maintaining and operating the Health/Fitness Facility shall be included as a part of Operating Costs. If at any time during the term of this Lease Landlord makes membership in the Health/Fitness Facility available to tenants of the Project for a fee such that the membership fees collected are sufficient to cover the expense of operating and maintaining the Health/Fitness Facility, then such operation and maintenance costs shall not be included as part of Operating Costs. In addition, only the amount by which the operating and maintenance expenses of the Health/Fitness Facility exceed the revenues derived therefrom shall be included in Operating Costs. In any event, Landlord shall at all times have the right to require, as a condition to access to the Health/Fitness Facility, that each individual entering the Health/Fitness Facility sign an appropriate form documenting a waiver of claims against Landlord and the operator of the Health/Fitness Facility.

47.      SPECIAL STIPULATIONS

         In the event of a conflict between the provisions set forth in the body of this Lease and the provisions of the Special Stipulations, if any, the terms of the Special Stipulations shall control.

48.      PREPAID BASE RENT



         Landlord has received a prepayment of Base Rent from Tenant in the amount of $97,953.94 with respect to the Initial Premises. Such Base Rent Prepayment shall be applied to Base Rent payments due from Tenant under the Lease, commencing on the Commencement Date and on the first day of each succeeding month thereafter until exhausted, at which time Tenant shall resume making payments of Base Rent to Landlord as set forth in Paragraph 5 hereof. In the event that the remaining portion of such prepaid Base Rent is insufficient to pay the full amount of Base Rent due to Landlord in any month, Tenant shall pay the remainder upon the due date thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease under seal as of the day and year first above written.



LANDLORD:                                             TENANT:

101 MARIETTA STREET ASSOCIATES, a                     INTERLAND, INC.,
Georgia general partnership                           a Georgia corporation

By:  Lennar Marietta Holdings, Inc., a Georgia        By: /s/ Ken Gavranovic
      corporation, managing general partner               --------------------------------
                                                          Name: Ken Gavranovic
     By:  /s/ Mark A. Griffith                                  --------------------------
         -------------------------------------            Title: President
         Name:  Mark A. Griffith                                 -------------------------
               -------------------------------
         Title:   Vice President
                 -----------------------------
                  (Affix Corporate Seal)                          (Affix Corporate Seal)



Date:  September 27, 1999                             Date:  September 24, 1999
      ----------------------------------------              ------------------------------

ATTEST/WITNESS:                                       WITNESS:
/s/ /Charlene Roberts                                  /s/ A. Panovka
----------------------------------------------        ------------------------------------

Its:  Administrative Assistant                        Name:  a. Panovka
     -----------------------------------------              ------------------------------

                              SCHEDULE OF EXHIBITS


EXHIBIT "A":     RULES AND REGULATIONS

EXHIBIT "A-1":   TENANT MOVE-IN RULES AND REGULATIONS

EXHIBIT "B":     INITIAL PREMISES

EXHIBIT "B-1":   FOURTH FLOOR EXPANSION PREMISES

EXHIBIT "B-2":   THIRD FLOOR EXPANSION PREMISES

EXHIBIT "C":     PRIMARY LEASE IMPROVEMENT AGREEMENT

EXHIBIT "C-1":   INITIAL PREMISES SCHEDULE OF IMPROVEMENTS

EXHIBIT "C-2":   THIRD FLOOR EXPANSION PREMISES SCHEDULE OF IMPROVEMENTS

EXHIBIT "C-3":   LANDLORD'S WORK FOR INITIAL PREMISES AND THIRD FLOOR EXPANSION
                 PREMISES

EXHIBIT "D":     ESTOPPEL CERTIFICATE

EXHIBIT "E":     FOURTH FLOOR EXPANSION PREMISES LEASE IMPROVEMENT AGREEMENT

EXHIBIT "E-1":   SCHEDULE OF FOURTH FLOOR EXPANSION PREMISES IMPROVEMENTS

EXHIBIT "E-2":   LANDLORD'S WORK FOR FOURTH FLOOR EXPANSION PREMISES

EXHIBIT "F":     LEGAL DESCRIPTION

EXHIBIT "G":     SPECIAL STIPULATIONS

EXHIBIT "H"      BUILDING STANDARD ELECTRICAL SPECIFICATIONS

EXHIBIT "I"      SCHEDULE OF TELECOMMUNICATIONS EQUIPMENT

                                   EXHIBIT "A"

                              RULES AND REGULATIONS

1. Sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, escalators and stairways are not intended for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of such tenant's business unless such persons are engaged in illegal activities. No tenant, and no employees or invitees of any tenant, shall go upon the roof of the Building, except as authorized by Landlord or as permitted by the provisions of the Special Stipulations governing access thereto and the use thereof.

2. No sign, placard, picture, name, advertisement or notice, visible from the exterior of the premises shall be inscribed, painted, affixed, installed or otherwise displayed by any tenant either on its premises or any part of the Building without the prior written consent of Landlord, and Landlord shall have the right to remove any such sign, placard, picture, name, advertisement, or notice without notice to and at the expense of that tenant.

         If Landlord shall have given such consent to any tenant at any time, whether before or after the execution of the lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of such lease, and shall be deemed to relate only to the particular sign, placard, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to any other such sign, placard, picture, name, advertisement or notice.

         All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of the tenant by a person approved by Landlord.

3. The bulletin board or directory of the Building will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

4. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung, or placed in or used in connection with, any window or door on the premises of any tenant without the prior written consent of Landlord. In any event and with the prior written consent of Landlord, all such items shall be installed in such a manner that they shall in no way be visible from the exterior of the Building. No articles shall be placed or kept on the window sills so as to be visible from the exterior of the Building. No articles shall be placed against glass partitions or doors which might appear unsightly from outside the premises of any tenant.

         If Landlord shall determine that articles located in any tenant's premises can be seen through any glass partitions or doors between the Premises and any common areas of the Building and that such articles are placed or arranged in an unsightly manner, Landlord may install tinting or frosting on such glass partitions or doors.

5. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 8 a.m. Monday through Friday, and at all hours on Saturdays, Sundays, and holidays all persons who


                                   EXHIBIT "A"
         are not tenants or their accompanied guests in the Building. Each tenant shall be responsible for all persons which it allows to enter the Building and shall be liable to Landlord for all acts of such persons.

         Landlord shall in no case be liable for damages for error with regard to the admission to or exclusion from the Building of any person other than actual damages arising by reason of Landlord's gross negligence or willful misconduct.

         During the continuance of any invasion, mob, riot, public excitement or other circumstance rendering such action advisable in Landlord's reasonable, good faith opinion, Landlord reserves the right to prevent access to the Building by closing the doors, or otherwise, for the safety of tenants and protection of the Building and property in the Building.

6. No tenant shall employ any person or persons other than the janitor or Landlord for the purpose of cleaning the Premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. No tenant shall cause any unnecessary labor by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness of the premises. Landlord shall in no way be responsible to any tenant for any loss of property on the premises, however occurring, or for any damage done to the effects of any tenant by the janitor or any other employee or any other person unless such loss or damage arises by reason of Landlord's gross negligence. Landlord shall not be responsible for the preservation of good order and cleanliness of the premises when the premises are occupied after Normal Business Hours.

7. Each tenant shall see that all doors of its premises are closed and securely locked and must observe strict care and caution that all water faucets and other utilities that are not being used by Tenant while such premises are closed shall be carefully shut off, so as to prevent waste or damage, and for any default or carelessness the tenant shall make good all injuries sustained by other tenants or occupants of the Building. On multiple-tenancy floors, all tenants shall keep the door or doors to the Building corridors closed at all times except for ingress and egress.

8. Each tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning, and shall refrain from attempting to adjust any controls except for minor adjustments to such controls for purposes of keeping the temperature of the interior of the Premises within the range normally customary for comparable Premises in the Atlanta metropolitan area. Each tenant shall keep window coverings in its premises closed when the effect of sunlight or cold weather would impose unnecessary loads on the Building's heating or air conditioning systems.

9. Only one key or key-card for each office in the premises shall be furnished to tenant without charge. Additional keys are available at a charge of $3.00 each; additional key-cards are available at a charge of $7.00 each. No additional lock, latch, key-card or bolt of any kind shall be placed upon any door nor shall any changes be made in existing locks, key-cards or mechanisms thereof without written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. If Landlord shall give its consent to a change in existing locks, then tenant shall in each case furnish Landlord with the key, key-card, or other appropriate mechanism for any such lock. At the termination of the Lease, tenant shall return to Landlord all keys, key-cards, or other mechanisms furnished to tenant by Landlord, or otherwise procured by Tenant, and in the event of loss of any such items so furnished, Tenant shall pay to Landlord the cost thereof.


                                   EXHIBIT "A"

10. No tenant shall make or have made additional copies of any keys or access devices provided by Landlord. Each tenant, upon the termination of the tenancy, shall deliver to Landlord all keys or access devices for the Building, offices, rooms and toilet rooms which shall have been furnished to the tenant or which the tenant shall have made. In the event of the loss of any keys or access devices so furnished by Landlord, tenant shall pay Landlord therefor.

11. The toilet rooms, toilets, urinals, wash bowls, and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever, including coffee grounds, shall be thrown therein, and the expense of any breakage, stoppage or damages resulting from violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

12. Except in connection with Tenant's use and operation of the Generator and/or the Supplemental HVAC system, as more particularly discussed in the Special Stipulations, no tenant shall use or keep on its premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material. Except for such Supplemental HVAC System, no tenant shall use any method of heating or air conditioning other than that supplied by Landlord.

13. Smoking is not permitted anywhere in the Building, or along the Building grounds or in any parking facilities, except for in such areas, if any, as shall be designated by Landlord from time to time.

14. No tenant shall use, keep or permit to be used or kept in its premises any foul or noxious gas or substance or permit or suffer such premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other tenants or those having business therein, nor shall any birds or animals other than seeing eye dogs and like animals be brought or kept in or about any premises of the Building.

15. No cooking shall be done or permitted by any tenant on its premises except for cooking from which there are no strong or offensive odors in standardized non-commercial microwave ovens (except that use by the tenant of Underwriter's Laboratory approved equipment for the preparation of coffee, tea, hot chocolate and similar beverages for tenants and their employees shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, and city laws, codes, ordinances, rules and regulations) nor shall its premises be used for lodging.

16. Except with the prior written consent of Landlord, no tenant shall sell or permit the sale, at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise in or on its premises, nor shall tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting, printing, photocopying or any similar business in or from its premises for the service or accommodation of occupants of any other portion of the Building, nor shall its premises be used for the storage of merchandise or for manufacturing of any kind, or the business of a public barber shop, beauty parlor, nor shall its premises be used for any improper, immoral or objectionable purpose, or any business activity other than that specifically provided for in that tenant's lease.

17. If tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's reasonable instructions for their installation. No tenant shall operate any television, radio, recorder or sound system in such a manner as to cause a nuisance to any other tenant of the Building.


                                   EXHIBIT "A"

18. Landlord will act reasonably in directing electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the prior written consent of Landlord. The location of burglar alarms, telephones, call boxes and other office equipment affixed to the premises shall be subject to the written approval of Landlord, which approval shall not be unreasonably withheld or delayed.

19. Except as otherwise provided in the Special Stipulations, no tenant shall install any radio or television antenna, loudspeaker or any other device on the exterior walls or the roof of the Building. No tenant shall interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

20. No tenant shall lay linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of its premises in any manner except as approved in writing by Landlord. The expense of repairing any damage resulting from a violation of this rule or the removal of any floor covering shall be borne by the tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

21. No furniture, freight, equipment, materials, supplies, packages, merchandise, or other property will be received in the Building or carried up or down the elevators except between such hours and in such elevators as shall be reasonably designated by Landlord. Landlord, acting reasonably, shall have the right to prescribe the weight, size and position of all safes, furniture, files, bookcases or other heavy equipment brought into the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as determined by Landlord to be necessary to distribute properly the weight thereof. Landlord will not be responsible for loss of or damage to any such safe, equipment or property from any cause, and all damage done to the Building by moving or maintaining any such safe, equipment or other property shall be repaired at the expense of the responsible tenant.

         Business machines and mechanical equipment belonging to any tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by tenant, at tenants expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord (acting reasonably) and must carry appropriate amounts of liability and worker's compensation insurance. Upon Landlord's request, Landlord shall be named as additional insured under such person's liability insurance policy, and Landlord may require proof of insurance in the form of a certificate of insurance.

22. All movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which requires the use of elevators or stairways, or movement through the Building entrances or lobby shall be under the supervision of Landlord and in the manner agreed between the tenant and Landlord by prearrangement before the performance as set forth in the Tenant Move-In Rules and Regulations attached hereto as Exhibit "A-1" and by this reference incorporated herein. Such prearrangement initiated by Tenant will include the determination by Landlord, and as to the time, method, and routing of movements and as to limitations for safety and or other concern which may prohibit any article, equipment or any other item from being brought into the Building. Tenant assumes all risks as to the damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for a tenant from the time of entering the Building to completion of work. All damages done to the Building by the installation or


                                   EXHIBIT "A"
         removal of any property of a tenant or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant.

23. No tenant shall place a load upon any floor of its premises which exceeds the load per square foot which such floor was designed (or redesigned and retrofitted with Landlord's permission) to carry and which is allowed by law. Without Landlord's consent, which consent shall not be unreasonably withheld, conditioned or delayed, no tenant shall mark, or drive nails (other than to hang pictures), screw or drill into, the partitions, woodwork or plaster or in any way deface its premises or any part thereof.

24. No tenant shall install, maintain or operate upon its premises any vending machines without the written consent of Landlord.

25. There shall not be used in any space, or in the public areas of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards or other such material-handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by any tenant into or kept in or about its premises.

26. Each tenant shall store all of its trash and garbage within the interior of its premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

27. Canvassing, soliciting, distribution of handbills or any other written materials, and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same. No tenant shall make room-to-room solicitation of business from other tenants in the Building.

28. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

29. Without the prior written consent of Landlord, no tenant shall use the name of the Building in connection with or in promoting or advertising the business of such tenant except as that tenant's address.

30. Each tenant shall comply with all energy conservation, safety, fire protection and evacuation procedures and regulations established by any governmental agency, and all reasonable rules, regulations and procedures established therefor by Landlord.

31. Tenant assumes any and all responsibility for protecting its premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the premises closed.

32. The requirements of each tenant will be attended to only upon application at the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employees will admit any person (tenant or otherwise) to any office without specific instructions from Landlord.

33. No waiver by Landlord of any one or more of these Rules and Regulations for the benefit of any particular tenant shall be construed as a waiver of such Rules and Regulations in favor of any


                                   EXHIBIT "A"
         other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all tenants of the Building.

34. Landlord reserves the right to make such other reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein, and to apply such rules and regulations uniformly to all tenants of the Building. Each tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional reasonable rules and regulations which are adopted.

35. All wallpaper or vinyl fabric materials which any tenant may install on painted walls shall be applied with a strippable adhesives. The use of nonstrippable adhesives will cause damage to the walls when materials are removed and repairs made necessary thereby shall be made by Landlord at that tenant's expense.

36. Each tenant will refer all contractors, contractors' representatives and installation technicians, rendering any service to such tenant, to Landlord's reasonable supervision, approval, and control before performance of any contractual service. This provision shall apply to all work performed in the Building, including installations of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

37. Each tenant shall give prompt notice to Landlord of any accidents to or defects in plumbing, electrical fixtures, or heating apparatus so that such accidents or defects may be attended to promptly.

38. Each tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by its employees, agents, clients, customers, invitees and guests.

39. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building.


                                   EXHIBIT "A"

                                  EXHIBIT "A-1"

                      TENANT MOVE-IN RULES AND REGULATIONS

THE FOLLOWING RULES AND REGULATIONS APPLY ONLY TO TENANT'S INITIAL MOVE INTO THE INITIAL PREMISES AND THE THIRD FLOOR EXPANSION PREMISES, RESPECTIVELY.

49. Landlord, Tenant's representative responsible for coordinating the move, and Tenant's furniture installation company, delivery company, moving company and related vendors involved in the move shall meet no less than fifteen (15) days prior to Tenant's scheduled move-in date to coordinate times, establish methods of delivery and reserve use of the loading docks, service corridors, elevators and stairwells for the move. There will be no charge for the right to reserve or use the loading docks, service corridors, elevators and stairwells for the move.

50. Tenant's moving contractor will provide Landlord with a certificate of insurance evidencing coverage of workmen's compensation insurance affording applicable statutory coverage, and containing required statutory limits.

51. All companies making deliveries in connection with the move are to adhere to the moving rules and regulations pertaining to the protection of the Premises and the Building. All costs associated with adhering to such protection procedures shall be the responsibility of the Tenant and/or Tenant's freight, moving or delivery company.

         (1) Protection should be installed the evening prior to the move and removed immediately upon completion. Tenant (or its moving company) is responsible for leaving the area in as clean a condition as it was prior to the move.

         (2) The Building floor covering must be protected with masonite or plywood along the prescribed route of movement through the Building, as outlined by Landlord.

         (3) The elevator lobbies, Building corridors and doors must be protected with cardboard, plywood or other materials pre-approved by Landlord.

         (4) The elevator and entrance door frames must be protected with 2' x 4' boards at 90 degree angles taped to said door frames.

         (5) The elevator cab walls and flooring must be protected with masonite, plywood or soft pads.

         (6) The movement of materials, furniture, etc. is limited only to those corridors stairwells, elevators and service areas designated by Landlord.

52. It is the Tenant's responsibility to notify Landlord of items to be moved which are unusually large or heavy (in excess of 3,500 pounds) or which may require review by Landlord. Any large items that cannot be placed in the service elevator will require special hoisting arrangements which will be made through the Landlord. Tenant's moving contractor should include in the bid price to the Tenant any additional charges required for extra services which may need to be provided by the elevator contractor to hoist large items.

53. Access control personnel will be notified as to the move-in schedule and will monitor the progress of the move. Any changes in the move-in schedule must be reported to Landlord or

                                  EXHIBIT "A-1"

         Landlord's representative immediately. An emergency phone number will be required by the access control personnel for the moving contractor's supervisor and for the Tenant's representative responsible for coordinating the move.

54. Landlord specifically reserves the right to modify any of these move-in rules and regulations and to establish such additional reasonable rules and regulations as in its reasonable judgment shall from time-to-time be required for the safety, protection, care and cleanliness of the Building, the operation thereof, the preservation and good order therein or the protection and comfort of the other tenants of the building and their agents, employees and guest.


                                  EXHIBIT "A-1"

                                   EXHIBIT "B"

                          [INITIAL PREMISES FLOOR PLAN]


                                [TO BE INSERTED]



                                   EXHIBIT "B"
                                   Page 1 of 1

                                  EXHIBIT "B-1"

                  [FOURTH FLOOR EXPANSION PREMISES FLOOR PLAN]


                                  EXHIBIT "B-1"

                                  EXHIBIT "B-2"

                   [THIRD FLOOR EXPANSION PREMISES FLOOR PLAN]



                                  EXHIBIT "B-2"

                                   EXHIBIT "C"

                       PRIMARY LEASE IMPROVEMENT AGREEMENT


55.      GENERALLY

         Landlord and Tenant acknowledge and agree that this Primary Lease Improvement Agreement shall govern the terms and conditions on which Tenant Improvements shall be constructed and installed in the Initial Premises and the Third Floor Expansion Premises, as the case may be. The text of each of the following paragraphs has been prepared specifically with reference to the Initial Premises and, except as hereinafter provided, shall also apply in each and every respect to the buildout of the Third Floor Expansion Premises. Wherever the context so requires, any reference in this Primary Lease Improvement Agreement to Tenant Improvements, Plans, Landlord's Work and Tenant's Cost shall apply mutatis mutandis to the construction of Tenant Improvements in the Third Floor Expansion Premises, with the following exceptions. Landlord's Allowance for construction of Tenant Improvements shall be $12.00 per rentable square foot with respect to the Third Floor Expansion Premises. In addition, Landlord has not agreed to provide any additional other tenant improvement allowance or so-called "Additional Allowance" (other than as set forth in the immediately preceding sentence) to Tenant for purposes of funding the cost of Tenant Improvements in the Third Floor Expansion Premises. Moreover, in no event and under no circumstances shall the cap applied to payment by Tenant of Tenant's Cost under subparagraph 4(b), below, apply in any respect whatsoever to Tenant's obligation to pay for Tenant's Cost of Tenant Improvements to the Third Floor Expansion Premises. In the event that the cost of the Tenant Improvements for the Third Floor Expansion Premises is less than Landlord's Allowance therefor (the "Remaining Allowance"), Tenant shall have the right to apply any such Remaining Allowance toward payment of Tenant's Cost of Tenant Improvements for the Fourth Floor Expansion Premises. Any portion of the Remaining Allowance shall be disbursed by Landlord to Tenant upon satisfaction of each and every condition set forth in subparagraph 2(c) of the Fourth Floor Expansion Premises Lease Improvement Agreement.

56.      IMPROVEMENTS

         (1) At Tenant's expense, Landlord shall furnish and install substantially in accordance with the construction drawings and specifications approved by Tenant and Landlord, partitions, doors, lighting fixtures, acoustical ceiling, floor coverings, electrical outlets, telephone outlets, air conditioning, fire sprinklers, signage, wall finishes, and construction clean-up and other improvements required by Tenant which are normally performed by the construction trades (the "Tenant Improvements"). Landlord shall cause to be prepared at Tenant's expense all architectural plans and specifications, and all structural, mechanical and electrical engineering plans and specifications (the "Plans") required for Tenant's occupancy. The preparation of the Plans shall not include selection of non-building standard finishes, or any fixtures or furniture, or any other elements of interior design.

         (2) At Landlord's expense, Landlord shall or has provided the improvements described in Exhibit "C-3" attached hereto and by this reference incorporated herein (hereinafter referred to as "Landlord's Work").

         (3) Landlord shall provide a construction management team that will supervise and facilitate construction of all Tenant Improvements. Such construction management team shall receive a management fee in an amount equal to five percent (5%) of all costs associated with the Tenant Improvements (including any portion relating to "Tenant's Cost"(as


                                   EXHIBIT "C"
                  hereinafter defined)). Such construction management fee shall be paid to Landlord's construction manager as a disbursement from "Landlord's Allowance" (as defined below).

         (1)

57.      LANDLORD'S ALLOWANCE

         As Landlord's contribution to work provided in Paragraph 1(a), Landlord shall provide Tenant with an allowance of Two Hundred Eight Thousand Four Hundred Fifty-Two and 00/100 Dollars ($208,452.00) ("Landlord's Allowance") with respect to the Initial Premises. Notwithstanding the above, Tenant may, at Tenant's discretion, use all or any portion of Landlord's Allowance for costs related to design and construction of the Tenant Improvements, Tenant's signage costs, moving expenses and installation of Tenant's furniture; provided, however, that as a condition to Tenant's right to use Landlord's Allowance for such purposes, Tenant shall be required to improve and finish all portions of the Initial Premises to at least the following minimum standards: (i) a fully completed ceiling with lights connected and switched and ceiling tiles installed; (ii) the base building heating, ventilating and air conditioning system installed, including interior duct work, supply grills, and interior zone controls; (iii) sprinkler heads installed or relocated in accordance with applicable codes; (iv) a fully operational and certified life safety system installed; (v) finished floors; (vi) all drywall surfaces fully skimmed, sanded, painted and finished; (vii) standard electrical distribution outlets for convenience power installed and connected; and (viii) a certificate of occupancy from the appropriate governmental authority shall be issued for such space. Landlord represents and warrants to Tenant that implementation of the Plans will
(i) exceed the minimum standards set forth in the immediately preceding sentence, and (ii) result in the completion of all improvements called for in the pricing drawings approved by Landlord and Tenant.

[THE FOLLOWING PARAGRAPH APPLIES ONLY TO CONSTRUCTION OF TENANT IMPROVEMENTS IN THE INITIAL PREMISES, AND NOT OTHERWISE]

         In addition to the Landlord's Allowance described above, Landlord agrees to provide Tenant with an additional allowance with respect to construction of Tenant Improvements in the Initial Premises up to the amount of Forty-Nine Thousand Five Hundred Twenty-Two and 26/100 Dollars ($49,522.26), which allowance is hereinafter referred to as the "Additional Allowance." Tenant shall pay interest on the Additional Allowance in advance for the twelve month period beginning on the Commencement Date at a rate of fifteen percent (15%) per annum in the amount of up to Seven Thousand Four Hundred Twenty-Eight and 34/100 Dollars ($7,428.34), as follows: (i) the sum of Six Thousand Eight Hundred Four and 83/100 Dollars ($6,804.83) shall be paid by Tenant to Landlord upon the full execution and delivery of this Lease, and (ii) the balance of interest on the Additional Allowance due to Landlord for the twelve month period beginning on the Commencement Date, up to a maximum Six Hundred Twenty-Three and 51/100 dollars ($623.51), shall be paid by Tenant to Landlord upon demand. Upon the first anniversary of the Commencement Date, Tenant shall elect either to (1) repay to Landlord the full amount of the Additional Allowance, or (2) amortize the Additional Allowance on a straight-line basis with interest at the rate of fifteen percent (15%) per annum over the remainder of the Lease Term. In such event, Tenant may prepay to Landlord all or any portion of the Additional Allowance at any time and from time to time. Any such payments made by Tenant shall be additional rent and shall, at Landlord's option, be paid as and when Tenant's installments of Base Rent become due.



                                   EXHIBIT "C"
                                   Page 2 of 4

58.      TENANT'S COST

         (1) Tenant shall bear the cost, if any, of the Tenant's Improvements over and above the Landlord's Allowance and the Additional Allowance (with respect to only the Initial Premises)(such additional cost is hereinafter referred to as "Tenant's Cost"). The cost of any modifications of any part of the work described in Paragraph 1 already completed that are requested by Tenant shall constitute part of Tenant's Cost. In addition, subject to Landlord's approval (which approval shall not be unreasonably withheld or delayed), Tenant may install additional air conditioning units in the Initial Premises.

         (2) Notwithstanding subparagraph (a) of this Paragraph 3 to the contrary, Landlord agrees that Landlord shall be solely responsible for and shall bear all cost and expenses incurred in connection with the repairs, renovations and improvements to the Initial Premises made in accordance with the Plans as approved by Tenant in excess of $263,817.56; provided however, that Tenant shall pay for all costs associated with any Tenant-requested changes or modifications of the improvements as defined by the Plans in Paragraph 1 of this Exhibit "C" after the Plans have been approved by Tenant. Tenant will be liable for any increase in construction costs if Tenant causes a Tenant Delay.

         (3) Tenant shall pay one-half (1/2) of all amounts payable by Tenant to Landlord pursuant to this Paragraph 4 of this Exhibit "C" immediately following Tenant's approval of the price to be paid to Landlord as per subparagraph 5(b) hereof. Tenant shall pay the remaining amounts immediately upon the Commencement Date of the Lease (or, in the case of the Third Floor Expansion Premises, upon the Third Floor Expansion Effective Date).

59.      PLANNING SCHEDULE

         (1)      Preparation and Approval of Plans:

                  (1) Landlord and Tenant shall diligently pursue the preparation of the Plans in accordance with Exhibits "C-1" and "C-2", as the case may be. Failure of Tenant to provide said instructions by the dates specified in Exhibits "C-1" and "C-2", as the case may be, shall constitute a Tenant Delay.

                  (2) The Plans shall then be prepared in conformance with Landlord's requirements and all applicable codes, ordinances and laws, and shall specify materials and details equal to or better than Landlord's building standard. The Plans shall be subject to approval of Landlord and the government officials having jurisdiction. Landlord shall submit complete construction plans to Tenant for approval and Tenant shall approve said Plans in accordance with Exhibits "C-1" and "C-2", as the case may be. Failure of Tenant to approve the Plans in accordance with Exhibits "C-1" and "C-2", as the case may be, shall constitute a Tenant Delay.

         (2) Upon receipt of the approved Plans, Landlord shall provide a quotation based upon competitively bid subcontract pricing for the work to Tenant for approval as the price to be paid by Tenant to Landlord for Tenant's Cost. Upon written approval of such price by Tenant, Landlord and Tenant shall be deemed to have given final approval to the Plans as the basis on which the quotation was made, and Landlord shall be authorized to proceed with the improvements to the Initial Premises in accordance with such Plans. Tenant will not unreasonably withhold its approval of such price. Failure of Tenant to

                                   EXHIBIT "C"
                  approve or disapprove such price in accordance with Exhibits "C-1" and "C-2", as the case may be, or unreasonable disapproval of such price, shall constitute a delay by Tenant in accordance with the provisions of Paragraph 4(b) of the Lease. Landlord shall not be obligated to proceed with any improvements of the Initial Premises until such time as Tenant approves a price for the Tenant's Cost. Exhibits "C-1" and "C-2", as the case may be, provide the intermediate actions required of both Landlord and Tenant to satisfy the schedule hereof.

         (3) Any delays caused by Tenant's revision or change orders to the approved Plans shall not constitute a delay by Tenant in accordance with the provisions of Paragraph 4(b) of this Lease with respect to the Initial Premises so long as such revisions or change orders are solely and reasonably related to Tenant's election to expand the size of the Initial Premises from 12,917 rentable square feet, as originally contemplated by Landlord and Tenant, to the present size of 17,371 rentable square feet. Landlord hereby agrees that Tenant may occupy any portion of the Initial Premises as same becomes ready for Tenant's occupancy notwithstanding that the entire Initial Premises is not ready for Tenant's occupancy at such time.

60.      TENANT'S WORK

         All work not within the scope of the normal construction trades employed in the Building, including, but not limited to, furnishing and installing of telephones, furniture, and office equipment shall be furnished and installed by Tenant at Tenant's expense. Tenant shall adopt a schedule in conformance with the schedule of Landlord's contractors and conduct its work in such a manner as to maintain harmonious labor relations and as not to interfere unreasonably with or delay the work of Landlord's contractors. Tenant's contractors and subcontractors shall be acceptable to and approved by Landlord and shall be subject to the administrative supervision of Landlord. Contractors and subcontractors engaged by Tenant shall employ persons and means to insure so far as may be possible the progress of the work without interruption on account of strikes, work stoppages or similar causes for delay. Landlord shall give access and entry to the Premises to Tenant and its contractors and subcontractors and reasonable opportunity and time and reasonable use of facilities to enable Tenant to adapt the Premises for Tenant's use; provided, however, that if such entry is prior to the Commencement Date or the Third Floor Expansion Effective Date, as the case may be, such entry shall be subject to all the terms and conditions of the Lease, except the payment of Rent.

                                   EXHIBIT "C"
                                   Page 4 of 4

                                  EXHIBIT "C-1"

                    INITIAL PREMISES SCHEDULE OF IMPROVEMENTS

THE FOLLOWING SCHEDULE MORE CLEARLY DEFINES THE INTERMEDIATE STEPS
ESSENTIAL TO MEET THE DATES AS PROVIDED IN EXHIBIT "C", ALL OF WHICH LANDLORD AND TENANT ACKNOWLEDGE AND AGREE HAVE BEEN DULY AND TIMELY SATISFIED BY LANDLORD AND TENANT AS OF THE DATE OF EXECUTION OF THIS AMENDED AND RESTATED LEASE:

ACTION

1.       TENANT PROVIDES PROGRAM INFORMATION TO LANDLORD AND/OR ARCHITECT:

2.       PRELIMINARY SPACE PLAN DELIVERED TO TENANT BY LANDLORD:

3.       TENANT'S ACCEPTANCE OF PRELIMINARY SPACE PLAN:

4.       PRICING NOTES DELIVERED TO TENANT BY LANDLORD:

5.       TENANT'S ACCEPTANCE OF PRICING NOTES:

6.       DETAILED PRELIMINARY ESTIMATE COMPLETED BY LANDLORD AND DELIVERED TO
         TENANT:

7. TENANT'S FINAL ACCEPTANCE OF PRELIMINARY SPACE PLAN AND PRICING ESTIMATE NO LATER THAN:

8.       DOCUMENTS TO TENANT BY LANDLORD:

9.       [INTENTIONALLY OMITTED]

10. LANDLORD SHALL MAKE REVISIONS TO CONSTRUCTION DOCUMENTS, IF NECESSARY, AND RELEASE THEM FOR BIDDING AND PERMITTING:

11. FINAL PRICING AND LANDLORD'S COSTS ON CONSTRUCTION DOCUMENTS DELIVERED TO TENANT BY LANDLORD:

12. TENANT'S FINAL ACCEPTANCE OF ALL PLANS AND PRICING DELIVERED TO LANDLORD NO LATER THAN:

13. COMMENCEMENT OF CONSTRUCTION, SUBJECT TO PERMIT APPROVAL BY CODE OFFICIALS HAVING JURISDICTION:

14.      SUBSTANTIAL COMPLETION AND START OF WORKSTATION INSTALLATION ON OR
         ABOUT:

15.      OCCUPANCY BY TENANT.



                                  EXHIBIT "C-1"
                                   Page 1 of 2

NOTE: SCHEDULE ASSUMES ALL MATERIALS, EQUIPMENT, AND FINISHES ARE IN STOCK OR AVAILABLE IN A TIMELY MANNER SO AS TO NOT DELAY THE JOB PROGRESS. SUBSTITUTION OR DELETION OF SPECIFIED ITEMS MAY BE REQUIRED TO MAINTAIN SCHEDULE. LANDLORD'S OBLIGATION TO MEET ANY OR ALL OF THE DATES SET FORTH ABOVE SHALL BE SUBJECT TO LANDLORD'S ACTUAL RECEIPT OF TENANT'S APPROVALS, PROGRAM INFORMATION, ETC. ON OR BEFORE THE DATES SET FORTH ABOVE.




                                 EXHIBIT "C-1"

                                  EXHIBIT "C-2"

             THIRD FLOOR EXPANSION PREMISES SCHEDULE OF IMPROVEMENTS


THE FOLLOWING SCHEDULE MORE CLEARLY DEFINES THE INTERMEDIATE STEPS ESSENTIAL TO MEET THE DATES AS PROVIDED IN EXHIBIT "C":

ACTION
16.      TENANT PROVIDES PROGRAM INFORMATION TO LANDLORD AND/OR ARCHITECT AND
         DELIVERS PRELIMINARY SPACE PLAN TO LANDLORD:

17.      LANDLORD'S COMMENTS ON TENANT'S PRELIMINARY SPACE PLAN AND PRELIMINARY                September 14, 1999
         SPACE PLAN DELIVERED TO TENANT BY LANDLORD:

                                                                                                         8             days after
                                                                                               ------------------------
                                                                                               Action 1
18.      TENANT'S ACCEPTANCE OF PRELIMINARY SPACE PLAN:
                                                                                                         4              days after
                                                                                               ------------------------
                                                                                               Action 2
19.      PRICING NOTES DELIVERED TO TENANT BY LANDLORD:
                                                                                                         6              days after
                                                                                               ------------------------
                                                                                               Action 3
20.      TENANT'S ACCEPTANCE OF PRICING NOTES:
                                                                                                         3              days after
                                                                                               ------------------------
                                                                                               Action 4

21.      DETAILED PRELIMINARY ESTIMATE COMPLETED BY LANDLORD AND DELIVERED TO
         TENANT:
                                                                                                         3              days after
                                                                                               ------------------------
                                                                                               Action 5
22.      TENANT'S FINAL ACCEPTANCE OF PRELIMINARY SPACE PLAN AND PRICING
         ESTIMATE NO LATER THAN:
                                                                                                         3              days after
                                                                                               ------------------------
                                                                                               Action 6
23.      CONSTRUCTION DOCUMENTS TO TENANT BY LANDLORD:
                                                                                                         14             days after
                                                                                               ------------------------
                                                                                               Action 7
24.      LANDLORD SHALL MAKE REVISIONS TO CONSTRUCTION DOCUMENTS, IF NECESSARY,
         AND RELEASE THEM FOR BIDDING AND PERMITTING:
                                                                                                         7             days after
                                                                                               ------------------------
                                                                                               Action 8
25.      FINAL PRICING AND LANDLORD'S COSTS ON CONSTRUCTION DOCUMENTS DELIVERED
         TO TENANT BY LANDLORD:
                                                                                                         7              days after
                                                                                               ------------------------
                                                                                               Action 9
26.      TENANT'S FINAL ACCEPTANCE OF ALL PLANS AND PRICING DELIVERED TO
         LANDLORD NO LATER THAN:
                                                                                                         3              days after
                                                                                               ------------------------
                                                                                               Action 10
27.      COMMENCEMENT OF CONSTRUCTION, SUBJECT TO PERMIT APPROVAL BY CODE
         OFFICIALS HAVING JURISDICTION:
                                                                                                         3              days after
                                                                                               ------------------------
                                                                                               Action 11

                                                                                               No later than March 1, 2000
28.      SUBSTANTIAL COMPLETION AND OCCUPANCY BY TENANT.



                                  EXHIBIT "C-2"

NOTE: SCHEDULE ASSUMES ALL MATERIALS, EQUIPMENT, AND FINISHES ARE IN STOCK OR AVAILABLE IN A TIMELY MANNER SO AS TO NOT DELAY THE JOB PROGRESS. SUBSTITUTION OR DELETION OF SPECIFIED ITEMS MAY BE REQUIRED TO MAINTAIN SCHEDULE. LANDLORD'S OBLIGATION TO MEET ANY OR ALL OF THE DATES SET FORTH ABOVE SHALL BE SUBJECT TO LANDLORD'S ACTUAL RECEIPT OF TENANT'S APPROVALS, PROGRAM INFORMATION, ETC. ON OR BEFORE THE DATES SET FORTH ABOVE.


                                EXHIBIT "C-2"
                                Page 2 of 2

                                  EXHIBIT "C-3"

                    LANDLORD'S WORK FOR INITIAL PREMISES AND
                         THIRD FLOOR EXPANSION PREMISES


1.       STRUCTURE
         Steel Structure with poured concrete floor over metal pan with a level concrete floor (broom clean) ready for installation of glue down carpeting (or other Tenant finish).

2.       PERIMETER WALLS
         Glass and precast concrete with the inside face of walls insulated and with drywall installed, spackled, taped and sanded. Primer and paint (or other finish) by Tenant.

3.       COLUMNS AND CORE WALLS

         (2) All columns shall be exposed. Framing, drywall and finish by Tenant.

         (3) The core walls shall be framed, drywalled, spackled, finished, taped and sanded from slab to ceiling ready to accept a wall finish. Core walls in public corridor will be finished by Landlord. Core walls in Tenant space will be finished by Tenant.

4.       WINDOW TREATMENTS
         1" horizontal mini-blinds at all perimeter glass.

5.       DRAWINGS
         The Landlord shall deliver the following base building drawings/documents as needed by Tenant:

         (a)      A dimensional outline floor plan at a minimum scale of 1/8" =
                  1'0".

         (b) Structural drawings showing the size and layout of the framing for the Tenant's floor and the floor immediately above and below.

         (c)      Mechanical and Electrical Drawings (as needed).

6.       CORE

         (a)      Multi-Tenant Floor
                  Core complete with air conditioning, restrooms, finished elevators, elevator lobby (with carpet, fire doors, lights, finished walls and ceiling), stairways, ventilation shafts, electrical/telephone rooms, mechanical room, janitor's closet, and any required finished existing corridors (with carpet, lights, finished walls and ceiling).

         (b)      Full-Floor Tenant
                  Core complete with air conditioning, restrooms, finished elevators, unfinished elevator lobby, stairways, ventilation shafts, electrical/telephone rooms, mechanical room and janitor's closet.

7.       DRINKING FOUNTAINS
         One ADA accessible drinking fountain per floor.


                                  EXHIBIT "C-3"

8.       RESTROOMS
         Two common ADA accessible restrooms finished according to building standard with ceramic floors, ceramic wet walls, wallcovering on other walls, finished ceilings, granite vanities, enclosed stalls, accessories, fixtures, trim and lighting.

9.       DOORS
         Finished wood stain doors complete with metal frame trim and hardware, installed on all doorways in the service core with lever handle hardware.

10.      TELEPHONE
         Access in telephone and electrical rooms on each floor to wiring for telephone. Landlord will provide and install the appropriate wiring from the base of the Building to such telephone and electrical rooms. Wiring from rooms shall be Tenant's responsibility, at Tenant's expense, to install and subscribe to any such service if Tenant so desires.

11.      PLUMBING
         One valved point of connection for cold water. Two points of connection to waste and vent lines on each floor.

12.      AIR CONDITIONING
         Each floor is equipped with two (2) 15-ton multizone constant volume airhandlers which provide approximately 12,000 cubic feet per minute
         (CFM) per unit. Each of these handlers serves the primary ductwork for 5 zones (i.e., ten zones per floor). Six of the 10 zones per floor are heated with thermostatically controlled duct heaters which range in size from 5KW to 9KW. The lobby level and the top floor (floor 36) have all zones heated with duct heaters. Two (2) Carrier centrifugal chillers (1040 tons and 1070 tons) provide cooling to the building.

13.      ELECTRICAL
         An electrical capacity of 5 watts per square foot of rentable area for low voltage electrical consumption (120/208 volts) and 4.5 watts per square foot of rentable area for high voltage lighting and HVAC (277/480 volts). Landlord will provide (but not install) up to one (1) two foot x four foot fluorescent lighting fixture per one hundred (100) rentable square feet of the Demised Premises. Separate submeters shall be placed on all abnormal electrical consumptions as part of Tenant's work.

         Emergency power to serve elevators, emergency lighting, fire alarm and security equipment will be provided by a diesel generator.

14.      FIRE PROTECTION

         (a)      Fire Sprinklers
                  A complete, automatic fire protection system conforming to NFPA 13 and hydraulically designed in accordance with NFPA 13 for Light Hazard Occupancy is provided for all tenant spaces and common areas. Mechanical areas in the building are designed in accordance with NFPA 13 for ordinary hazard occupancies. Areas with completed ceilings will be provided with chrome plated brass pendant heads centered in ceiling tiles. Brass upright heads, mounted as required to meet base system requirements will be installed in areas with unfinished ceilings, with any turn downs and installation of pendant heads performed as part of Tenant work. Lobby areas with gypsum board ceilings will have concealed pendant heads with flush ceiling coverplates.

                                  EXHIBIT "C-3"

         (b)      Fire Alarm
                  A fire alarm system including pull stations, ceiling and duct mounted smoke detectors, water flow switches and tamper switches will be installed as required to initiate alarms, horns, and strobe devices for occupant evacuation. The system shall comply, at a minimum, with the applicable provisions of the ADA, NFPA 101, NFPA 72, NFPA 90A, NFPA 90B, and the Safety Code for Elevators (ASME A17.1). Tenant shall be required to install compatible devices within the Premises and connect to base Building riser as part of Tenant buildout. (Compatible devices are those that are UL listed for fire alarms and UL listed to be used with Notifier Fire Alarm systems).

15.      CEILING
         A 2'x2' ceiling grid installed at 8'9" above finished floor. Ceiling tile will be stacked on floor. Tile to be 24" x 24" Beveled Tegular Cortega by Armstrong or similar. Grid to be exposed narrow profile.

16.      ELEVATORS

         Building Elevators
         (a)      High Rise
                  The lobby and high rise floors (floors 20-34) are served by five (5) 3500 pound capacity elevators each operating at 1000 feet per minute. Each of these elevators is a gearless traction model.

         (b)      Low Rise
                  The low rise floors (floors 1-19, there is no floor 13) are served by six (6) 3500 pound capacity elevators each operating at 700 feet per minute. Each of these elevators is a gearless traction model.

         (c)      Top Three Floors
                  The top three floors (floors 34-36) are served by one (1) 3000 pound capacity elevator operating at 200 feet per minute. This elevator is a geared traction model.

         (d)      Freight Elevator
                  The main building's 36 floors (floors 1-36 and basement, but there is no floor 13) are served by one (1) freight elevator. The freight elevator has 3500 pounds of capacity and operates at 1000 feet per minute. The freight elevator is a gearless traction model.

         Parking Deck and Loading Dock Elevators

         -        Parking Deck Elevator
                  The parking deck is served by two (2) 2000 pound capacity passenger elevators operating at 300 feet per minute. Each of these two elevators serves all seven levels of the parking deck and two levels below the parking deck.

         -        Loading Dock Elevator
                  The loading dock elevator shuttles between the loading dock on the east end of the building and the basement where transfer can be made to the freight elevator. This elevator has 5000 pounds of capacity and operates at 35 feet per minute. The loading dock elevator is a hydraulically operated model.

                                  EXHIBIT "C-3"

         Elevator Control System

                  The elevators are operated by a newly installed all-digital SCR drive controller.


                                  EXHIBIT "C-3"

                                   EXHIBIT "D"

                  TENANT COMMENCEMENT AND ESTOPPEL CERTIFICATE

Landlord:
          ---------------------------------------------------------------------

Tenant:
       -------
Premises:
         ----------------------------------------------------------------------

Area:                                     Sq. Ft.    Lease Date:
      -------------------------------------------                ---------------

         The undersigned Tenant under the above-referenced lease (the "Lease") hereby ratifies the Lease and certifies to ("Landlord") as owner of the real property of which the premises demised under the Lease (the "Premises") is a part, as follows:

         1. That a complete copy of the Lease, including documents listed in Paragraph 7 below (if any) is attached hereto as Exhibit "A" and is by this reference incorporated herein.

         2. That the term of the Lease commenced on ___________, _____ and Tenant is in full and complete possession of the Premises and has commenced full occupancy and use of the Premises, such possession having been delivered by Landlord and having been accepted by Tenant.

         3. That the Lease presently calls for monthly rent installments of $____________, and that Tenant is paying monthly installments of rent of $_____________ which commenced to accrue on the ___ day of _____________, ____.

         4. That no advance rental or other payment has been made in connection with the Lease, except rental for the current month. There is no "free rent" or other concession under the remaining term of the Lease, and the rent has been paid to and including, ________________, 19__.

         5. That a security deposit in the amount of $___________ is being held by Landlord, which amount is not subject to any set off reduction or to any increase for interest or other credit due to Tenant.

         6. That all obligations and conditions under said Lease to be performed to date by Landlord or Tenant have been satisfied, free of defenses and set-offs including all construction work in the Premises.

         7. That the Lease is a valid lease and in full force and effect and represents the entire agreement between the parties; that there is no existing default on the part of Landlord or Tenant in any of the terms and conditions thereof and no event has occurred which, with the passing of time or giving of notice to both, would constitute an event of default, and that said Lease has: (Initial One)

         [ ] not been amended. modified, supplemented, extended, renewed or assigned.

         [ ] been amended, modified, supplemented, extended, renewed or assigned as follows by the following described agreements:


                                   EXHIBIT "D"
                                   Page 1 of 2

         8. That the Lease provides for a primary term of ___ months; the term of the Lease expires on the ____ day of ______________, ______; and that:
(Initial One)

         [ ] neither the Lease nor any of the documents listed in Paragraph 7 (if any), contain an option for any additional term or terms.

         [ ] the Lease and/or the documents listed under Paragraph 7, above, contain an option for __________ additional term(s) of ___________ year(s) and _____________ month(s) (each) at a rent to be determined as follows:


         9. That Landlord has not rebated, reduced or waived any amounts due from Tenant under the Lease, whether orally or in writing, nor has Landlord provided financing for, made loans or advances to, or invested in the business of Tenant.

         10. That, to the best of Tenant's knowledge, there is no apparent or likely contamination of the real property or the Premises by hazardous materials, and Tenant does not use, nor has Tenant disposed of, hazardous materials in violation of environmental laws on the real property or the Premises.

         11. That there are no actions, voluntary or involuntary, pending against the Tenant under the bankruptcy laws of the United States or any state thereof.

         12. That this certification is made knowing that the Landlord and [list mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein] are relying upon the representations herein made.

                                    Tenant:


                                                                    ,         a
                                    --------------------------------
                                                           corporation
                                    -----------------------



                                     By:
                                         --------------------------------------
Dated:                               Typed Name:
      ----------------                           -------------------------------
                                          Title:
                                                 -------------------------------

Attachment:

Exhibit "A":  Copy of the Lease

                                   EXHIBIT "D"

                                   EXHIBIT "E"

           FOURTH FLOOR EXPANSION PREMISES LEASE IMPROVEMENT AGREEMENT


61.      IMPROVEMENTS

         (1) At Tenant's expense, Tenant shall furnish and install substantially in accordance with the construction drawings and specifications approved by Tenant and Landlord, partitions, doors, lighting fixtures, floor coverings, electrical outlets, building standard office telephone outlets, air conditioning (including, without limitation, the "Supplemental HVAC System", as defined in the Special Stipulations), fire sprinklers and other fire protection systems, security systems, signage, wall finishes, construction clean-up, and other improvements to the Fourth Floor Expansion Premises required by Tenant in the Fourth Floor Expansion Premises (the "Fourth Floor Expansion Tenant Improvements"). Tenant shall cause to be prepared at Tenant's expense all architectural plans and specifications, equipment layout plans, and all structural, mechanical and electrical engineering plans and specifications (the "Fourth Floor Expansion Plans") required for Tenant's occupancy. The Fourth Floor Expansion Plans shall be subject to approval of Landlord and the government officials having jurisdiction over same. Upon approval of the Fourth Floor Expansion Plans, and prior to completion of the Landlord's Fourth Floor Expansion Work as described in subparagraph 1(b) of this Fourth Floor Expansion Premises Lease Improvement Agreement, Tenant shall be authorized to proceed with the Fourth Floor Expansion Tenant Improvements in accordance with the Fourth Floor Expansion Plans.

         (2) At Landlord's expense, Landlord shall provide the improvements described in Exhibit "E-2" attached hereto and by this reference incorporated herein (hereinafter referred to as "Landlord's Fourth Floor Expansion Work") on or before January 1, 2000.

         (3) Landlord shall provide a construction management team that will supervise and facilitate Landlord's Fourth Floor Expansion Work and the Fourth Floor Expansion Tenant Improvements. Such construction management team shall receive a management fee calculated as follows: (i) 5% of the amount of all costs and expenses (including general conditions) contained in the contract for construction of the Fourth Floor Expansion Tenant Improvements entered into with Tenant's general contractor approved by Landlord, other than any costs or expenses associated with the purchase, construction or installation of the Telecommunications Equipment, the Generator, Generator Fuel Tank, and accompanying uninterrupted power supply, and the Supplemental HVAC System (as such terms are defined in the Special Stipulations) (collectively, the "Specified Contract Amounts"), and (ii) 2 1/2% of the cost of purchasing, constructing and installing the Generator, Generator Fuel Tank, and accompanying uninterrupted power supply and the Supplemental HVAC System (collectively, the "Generator and Supplemental HVAC Costs"), with the maximum amount due and payable by reason of the application of such 2 1/2% being limited to $50,000. Such construction management fee shall be paid to Landlord's construction manager as a disbursement from "Landlord's Fourth Floor Expansion Allowance" (as defined below).

62.      LANDLORD'S ALLOWANCE

         (1) As Landlord's contribution to work provided in Paragraph 1(a), Landlord shall provide Tenant with an allowance of Two Hundred Seventeen Thousand Two Hundred Sixty and 00/100 Dollars ($217,260.00) with respect to the Fourth Floor Expansion Premises (hereinafter referred to as "Landlord's Fourth Floor Expansion Allowance"). Tenant and


                                  EXHIBIT "E"

                  Landlord acknowledge and agree that at Tenant's option (and subject to the Fourth Floor Expansion Plans), Tenant shall have the right to utilize an exposed ceiling in any or all areas of the Fourth Floor Expansion Premises in lieu of ceiling grid and ceiling tile. Any such election by Tenant must be noted on the Fourth Floor Expansion Plans. Landlord and Tenant agree that such an election by Tenant will result in savings to Landlord, and as such, Landlord agrees that it shall provide Tenant with an additional credit in an amount equal to the difference between (1) $6,100, and (2) the product obtained by multiplying the sum of $6,100 by a fraction, the numerator of which is the number of ceiling tiles that Tenant elects to install in the Fourth Floor Expansion Premises and the denominator of which is the number of ceiling tiles that may be installed in the ceiling grid as configured as of the date hereof (as denominated by Tenant on the Fourth Floor Expansion Plans) (the "Fourth Floor Base Building Credit Allowance"). The Fourth Floor Base Building Credit Allowance shall be paid to Tenant in the same manner as the Landlord's Fourth Floor Expansion Allowance. In addition, in the event that Tenant elects to remove all or any portion of the ceiling grid, Tenant shall pay Landlord an amount equal to the product obtained by multiplying the sum of $12,920 by a fraction, the numerator of which is the square footage of the ceiling grid that is removed, and the denominator of which is the total square footage of the ceiling grid actually installed as of this date (as denominated by Tenant on the Fourth Floor Expansion Plans), which amount shall be paid by Tenant to Landlord on or before the Fourth Floor Expansion Effective Date. Notwithstanding the above, Tenant may, at Tenant's discretion, use up to Fifty-Four Thousand Three Hundred Fifteen and 00/100 Dollars ($54,315.00) of Landlord's Fourth Floor Expansion Allowance for costs related to design and construction of the Fourth Floor Expansion Tenant Improvements, Tenant's signage costs, moving expenses and installation of Tenant's furniture.

         (2) Landlord shall pay Landlord's Fourth Floor Expansion Allowance to Tenant in multiple draws of no less than $50,000 each upon satisfaction of the following conditions:

                  (1) Tenant shall provide Landlord no more frequently than monthly with an affidavit ("Tenant's Affidavit") wherein (i) Tenant submits that the Fourth Floor Expansion Tenant Improvements completed as of such date have been completed in accordance with the Fourth Floor Expansion Plans, (ii) Tenant includes a signed AIA Form G-702 Request for Payment (or other form as may be reasonably specified by Landlord)(a "Draw Request"); (iii) Tenant submits a schedule listing all of the contractors, subcontractors, materialmen and suppliers who have provided labor, services and/or materials to the Fourth Floor Expansion Premises as part of the construction of the Fourth Floor Expansion Tenant Improvements (collectively, "Contractors"), and lien waivers therefrom through the date of such Tenant's Affidavit, and (iv) Tenant attaches copies of all invoices from Contractors; and

                  (2) Within five (5) business days of receipt of Tenant's Affidavit, Landlord or Landlord's representative shall have inspected the Fourth Floor Expansion Premises and confirmed that the Fourth Floor Expansion Tenant Improvements have been completed in accordance with the Fourth Floor Expansion Plans, which confirmation shall not be unreasonably withheld, conditioned or delayed. Any failure by Landlord to inspect and confirm that the Fourth Floor Expansion Tenant Improvements have been completed in accordance with the Fourth Floor Expansion Plans within five (5) Business days of receipt of Tenant's Affidavit shall be deemed to result in Landlord's approval thereof.

                  (3) Upon satisfaction of each of the foregoing conditions in this subparagraph 2(b), Landlord shall advance to Tenant an amount equal to ninety percent (90%) of the amount requested in Tenant's Draw Request, with the balance of such amount (the "Retainage")

                                   EXHIBIT "E"
                           being disbursed in accordance with the provisions of subparagraph 2(c), below.



         (3) Landlord shall advance any remaining balance of Landlord's Fourth Floor Expansion Allowance to Tenant (including any and all Retainage) upon satisfaction of the following conditions:

                  (1) Tenant shall have provided Landlord with Tenant's Affidavits complying with the provisions of subparagraph 2(b), above, and with full and final lien waivers from all Contractors (including a final affidavit and lien waiver from Tenant's general contractor);

                  (2) Tenant has provided Landlord with a certification from Tenant's architect of record (the "Architect's Certificate") certifying that the Fourth Floor Expansion Tenant Improvements have been completed in accordance with the Fourth Floor Expansion Plans;

                  (3) Within five (5) business days of receipt of Tenant's Affidavit and the Architect's Certificate, Landlord or Landlord's representative shall have inspected the Fourth Floor Expansion Premises and confirmed that the Fourth Floor Expansion Tenant Improvements have been completed in accordance with the Fourth Floor Expansion Plans, which confirmation shall not be unreasonably withheld, conditioned or delayed. Any failure by Landlord to inspect and confirm that the Fourth Floor Expansion Tenant Improvements have been completed in accordance with the Fourth Floor Expansion Plans within five (5) Business days of receipt of Tenant's Affidavit and the Architect's Certificate shall be deemed to result in Landlord's approval thereof.

                  (4) Tenant shall have provided Landlord with a final Certificate of Occupancy for the Fourth Floor Expansion Premises;

                  (5) Tenant shall have been operating its business in the Fourth Floor Expansion Premises for at least five (5) business days; and

                  (6) Tenant shall have delivered to Landlord one (1) complete set of "as-built" drawings of the Fourth Floor Expansion Premises reflecting the construction of the Fourth Floor Expansion Tenant Improvements.

63.      TENANT'S COST

         (1) Tenant shall bear the cost, if any, of the Fourth Floor Expansion Tenant's Improvements over and above the Landlord's Fourth Floor Expansion Allowance (such additional cost is hereinafter referred to as "Tenant's Cost"). The cost of any modifications of any part of the work described in Paragraph 1 already completed that are requested by Tenant shall constitute part of Tenant's Cost.

         (2) Tenant shall pay for all costs associated with any Tenant-requested changes or modifications of the Fourth Floor Expansion Tenant Improvements after the Fourth Floor Expansion Plans have been approved by Landlord.

64.      PLANNING SCHEDULE

         (1) Tenant shall diligently pursue the preparation of the Fourth Floor Expansion Plans in accordance with Exhibit "E-1". The Fourth Floor Expansion Plans shall be prepared in


                                   EXHIBIT "E"
                  conformance with Landlord's reasonable requirements and all applicable codes, ordinances and laws, and shall specify materials and details equal to or better than Landlord's building standard. The Fourth Floor Expansion Plans shall be subject to approval of Landlord (which approval shall not be unreasonably withheld, conditioned or delayed), and the government officials having jurisdiction. Tenant shall submit complete construction plans to Landlord for approval and Landlord shall approve said Fourth Floor Expansion Plans in accordance with Exhibit "E-1".

         (2) Upon Landlord's approval of the Fourth Floor Expansion Plans and completion of Landlord's Fourth Floor Expansion Work, Tenant shall be authorized to proceed with the improvement of the Premises in accordance with the Fourth Floor Expansion Plans. Exhibit "C-1" provides the intermediate actions required of both Landlord and Tenant to satisfy the schedule hereof. Landlord shall have the right to engage such technical consultants, planners, and engineers as may be reasonably required to assist Landlord in evaluating the Fourth Floor Expansion Tenant Improvements and the Fourth Floor Expansion Plans, all at Tenant's sole cost and expense; provided, however, that in no event shall Tenant's cost therefor exceed 1.5% of aggregate amount of the Specified Contract Amounts and the Generator and Supplemental HVAC Costs.

65.      TENANT'S WORK

         All work not within the scope of the normal construction trades employed in the Building, including, but not limited to, furnishing and installing of the Telecommunications Equipment, telephones, furniture, and office equipment shall be furnished and installed by Tenant at Tenant's expense. Tenant's Contractors shall be acceptable to and approved by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed), and shall be subject to the reasonable administrative supervision of Landlord. Contractors engaged by Tenant shall employ persons and means to insure so far as may be possible the progress of the work without interruption on account of strikes, work stoppages or similar causes for delay. Landlord shall give access and entry to the Fourth Floor Expansion Premises to Tenant and its Contractors and reasonable opportunity and time and reasonable use of facilities to enable Tenant to adapt the Expansion Premises for Tenant's use; provided, however, that if such entry is prior to the Fourth Floor Expansion Effective Date, such entry shall be subject to all the terms and conditions of the Lease, except the payment of Rent. In furtherance of the foregoing, Tenant covenants and agrees that the Fourth Floor Expansion Plans shall include plans outlining specifically the location of the conduit paths to be installed by Tenant. Any and all such conduit paths shall be of a size approved by Landlord and shall be installed at a location in the Building risers specified by Landlord. At Landlord's option, Landlord may request Tenant to install additional conduit at the time Tenant installs conduit in the risers for purposes of serving the Premises, and Landlord shall pay for the cost and expense of such additional conduit and any incremental labor cost (if any) incurred by Tenant as a result of installation of such additional conduit. Tenant will not unreasonably withhold, condition or delay its consent to Landlord's request to so install the additional conduit described and identified in the immediately preceding sentence.


                                   EXHIBIT "E"

                                  EXHIBIT "E-1"

            SCHEDULE OF FOURTH FLOOR EXPANSION PREMISES IMPROVEMENTS

THE FOLLOWING SCHEDULE MORE CLEARLY DEFINES THE INTERMEDIATE STEPS ESSENTIAL TO MEET THE DATES AS PROVIDED IN EXHIBIT "C":

ACTION                                                               DATE
1.       PRELIMINARY SPACE PLAN DELIVERED TO                        September 2, 199
         LANDLORD:

2.       LANDLORD'S ACCEPTANCE OF PRELIMINARY SPACE                 September 10, 1999
         PLAN REFLECTING LANDLORD'S COMMENTS:

                                                                              14           days after
                                                                     ---------------------
3.       CONSTRUCTION DOCUMENTS TO LANDLORD BY                       Action 2
         TENANT:
                                                                               5           days after
                                                                     ---------------------
4.       LANDLORD'S REVIEW/ACCEPTANCE OF CONSTRUCTION DOCUMENTS      Action 2
         NO LATER THAN:

                                                                               6           days after
                                                                     ---------------------
5.       TENANT SHALL MAKE LANDLORD'S REVISIONS TO CONSTRUCTION       Action 4
         DOCUMENTS, IF NECESSARY, AND RELEASE LANDLORD APPROVED
         CONSTRUCTION DOCUMENTS FOR BIDDING AND PERMITTING:

                                                                               7           days after
                                                                     ---------------------
6.       COMMENCEMENT OF CONSTRUCTION, SUBJECT TO PERMIT APPROVAL    Action 5
         BY CODE OFFICIALS HAVING JURISDICTION:
                                                                     No later than March 1,
7.       SUBSTANTIAL COMPLETION AND OCCUPANCY BY TENANT:             2000



NOTE: SCHEDULE ASSUMES ALL MATERIALS, EQUIPMENT, AND FINISHES ARE IN STOCK OR AVAILABLE IN A TIMELY MANNER SO AS TO NOT DELAY THE JOB PROGRESS. SUBSTITUTION OR DELETION OF SPECIFIED ITEMS MAY BE REQUIRED TO MAINTAIN SCHEDULE. LANDLORD'S OBLIGATION TO MEET ANY OR ALL OF THE DATES SET FORTH ABOVE SHALL BE SUBJECT TO LANDLORD'S ACTUAL RECEIPT OF TENANT'S PLANS AND CONSTRUCTION DOCUMENTS, PROGRAM INFORMATION, ETC. ON OR BEFORE THE DATES SET FORTH ABOVE.


                                  EXHIBIT "E-1"

                                  EXHIBIT "E-2"

               LANDLORD'S WORK FOR FOURTH FLOOR EXPANSION PREMISES


1.       STRUCTURE
         Steel Structure with poured concrete floor over metal pan with a level concrete floor (broom clean) ready for installation of glue down carpeting (or other Tenant finish).

2.       PERIMETER WALLS
         Glass and precast concrete with the inside face of walls insulated and with drywall installed, spackled, taped and sanded. Primer and paint (or other finish) by Tenant.

3.       COLUMNS AND CORE WALLS

         (2) All columns shall be exposed. Framing, drywall and finish by Tenant.

         (3) The core walls shall be framed, drywalled, spackled, finished, taped and sanded from slab to ceiling ready to accept a wall finish. Core walls in public corridor will be finished by Landlord. Core walls in Tenant space will be finished by Tenant.

4.       WINDOW TREATMENTS
         1" horizontal mini-blinds at all perimeter glass.

5.       DRAWINGS
         The Landlord shall deliver the following base building drawings/documents as needed by Tenant:

         (a)      A dimensional outline floor plan at a minimum scale of 1/8" =
         1'0".

         (b) Structural drawings showing the size and layout of the framing for the Tenant's floor and the floor immediately above and below.

         (c)      Mechanical and Electrical Drawings (as needed).

6.       CORE

         (a)      Multi-Tenant Floor
                  Core complete with air conditioning, restrooms, finished elevators, elevator lobby (with carpet, fire doors, lights, finished walls and ceiling), stairways, ventilation shafts, electrical/telephone rooms, mechanical room, janitor's closet, and any required finished existing corridors (with carpet, lights, finished walls and ceiling).

         (b)      Full-Floor Tenant
                  Core complete with air conditioning, restrooms, finished elevators, unfinished elevator lobby, stairways, ventilation shafts, electrical/telephone rooms, mechanical room and janitor's closet.

7.       DRINKING FOUNTAINS
         One ADA accessible drinking fountain per floor.

                                  EXHIBIT "E-2"

8.       RESTROOMS
         Two common ADA accessible restrooms finished according to building standard with ceramic floors, ceramic wet walls, wallcovering on other walls, finished ceilings, granite vanities, enclosed stalls, accessories, fixtures, trim and lighting.

9.       DOORS
         Finished wood stain doors complete with metal frame trim and hardware, installed on all doorways in the service core with lever handle hardware.

10.      TELEPHONE
         Access in telephone and electrical rooms on each floor to wiring for telephone. Landlord will provide and install the appropriate wiring from the base of the Building to such telephone and electrical rooms. Wiring from rooms shall be Tenant's responsibility, at Tenant's expense, to install and subscribe to any such service if Tenant so desires.

11.      PLUMBING
         One valved point of connection for cold water. Two points of connection to waste and vent lines on each floor.

12.      AIR CONDITIONING
         Each floor is equipped with two (2) 15-ton multizone constant volume airhandlers which provide approximately 12,000 cubic feet per minute
         (CFM) per unit. Each of these handlers serves the primary ductwork for 5 zones (i.e., ten zones per floor). Six of the 10 zones per floor are heated with thermostatically controlled duct heaters which range in size from 5KW to 9KW. The lobby level and the top floor (floor 36) have all zones heated with duct heaters. Two (2) Carrier centrifugal chillers (1040 tons and 1070 tons) provide cooling to the building.

13.      ELECTRICAL
         An electrical capacity of 5 watts per square foot of rentable area for low voltage electrical consumption (120/208 volts) and 4.5 watts per square foot of rentable area for high voltage lighting and HVAC (277/480 volts). Landlord will provide (but not install) up to one (1) two foot x four foot fluorescent lighting fixture per one hundred (100) rentable square feet of the Demised Premises. Separate submeters shall be placed on all abnormal electrical consumptions as part of Tenant's work.

         Emergency power to serve elevators, emergency lighting, fire alarm and security equipment will be provided by a diesel generator.

14.      FIRE PROTECTION

         (a)      Fire Sprinklers
                  Subject to Tenant's right to install a dry sprinkler system under Paragraph 5(f) of the Special Stipulations, a complete, automatic fire protection system conforming to NFPA 13 and hydraulically designed in accordance with NFPA 13 for Light Hazard Occupancy is provided for all tenant spaces and common areas. Mechanical areas in the building are designed in accordance with NFPA 13 for ordinary hazard occupancies. Areas with completed ceilings will be provided with chrome plated brass pendant heads centered in ceiling tiles. Brass upright heads, mounted as required to meet base system requirements will be installed in areas with unfinished ceilings, with any turn downs and installation of pendant heads


                                  EXHIBIT "E-2"
                  performed as part of Tenant work. Lobby areas with gypsum board ceilings will have concealed pendant heads with flush ceiling coverplates.

         (b)      Fire Alarm
                  A fire alarm system including pull stations, ceiling and duct mounted smoke detectors, water flow switches and tamper switches will be installed as required to initiate alarms, horns, and strobe devices for occupant evacuation. The system shall comply, at a minimum, with the applicable provisions of the ADA, NFPA 101, NFPA 72, NFPA 90A, NFPA 90B, and the Safety Code for Elevators (ASME A17.1). Tenant shall be required to install compatible devices within the Premises and connect to base Building riser as part of Tenant buildout. (Compatible devices are those that are UL listed for fire alarms and UL listed to be used with Notifier Fire Alarm systems).

15.      CEILING
         A 2'x2' ceiling grid installed at 8'9" above finished floor which, if removed by Tenant, shall be paid for by Tenant in the manner provided in Paragraph 2(a) of the Fourth Floor Expansion Premises Lease Improvement Agreement. Landlord shall cause ceiling tile to be delivered to the Fourth Floor Expansion Premises in sufficient quantities to be installed in the grid retained (or installed in accordance with Building standard dimensions) by Tenant upon approval by Landlord of the Fourth Floor Expansion Plans and request by Tenant for delivery of such tile. Ceiling tile to be 24" x 24" Beveled Tegular Cortega by Armstrong or similar.


16.      ELEVATORS

         Building Elevators

         (a)      High Rise
                  The lobby and high rise floors (floors 20-34) are served by five (5) 3500 pound capacity elevators each operating at 1000 feet per minute. Each of these elevators is a gearless traction model.

         (b)      Low Rise
                  The low rise floors (floors 1-19, there is no floor 13) are served by six (6) 3500 pound capacity elevators each operating at 700 feet per minute. Each of these elevators is a gearless traction model.

         (c)      Top Three Floors
                  The top three floors (floors 34-36) are served by one (1) 3000 pound capacity elevator operating at 200 feet per minute. This elevator is a geared traction model.

         (d)      Freight Elevator
                  The main building's 36 floors (floors 1-36 and basement, but there is no floor 13) are served by one (1) freight elevator. The freight elevator has 3500 pounds of capacity and operates at 1000 feet per minute. The freight elevator is a gearless traction model.

         Parking Deck and Loading Dock Elevators

         -    Parking Deck Elevator
              The parking deck is served by two (2) 2000 pound capacity passenger elevators operating at 300 feet per minute. Each of these two elevators serves all seven levels of the parking deck and two levels below the parking deck.

         -    Loading Dock Elevator
              The loading dock elevator shuttles between the loading dock on the east end of the building and the basement where transfer can be made to the freight elevator. This elevator has 5000 pounds of capacity and operates at 35 feet per minute. The loading dock elevator is a hydraulically operated model.


         Elevator Control System

              The elevators are operated by a newly installed all-digital SCR drive controller.


                                  EXHIBIT "E-2"

                                   EXHIBIT "F"

                          LEGAL DESCRIPTION OF PROPERTY


                                   PARCEL ONE


ALL THAT TRACT OR PARCEL of land lying and being in Land Lot 78 of the 14th District, Fulton County, Georgia, being the entire city block bounded by Spring, Walton, Cone and Marietta Streets as said streets are presently located in the City of Atlanta, Georgia, and being more particularly described as follows:

BEGINNING at the intersection of the northwestern right-of-way line of Cone Street (60 foot R/W) and the northeastern right-of-way line of Marietta Street (variable R/W); thence along said northeastern right-of-way line of Marietta Street North 41 degrees 09 minutes 36 seconds West a distance of 200.14 feet to a point at the intersection of said northeastern right-of-way line with the southeastern right-of-way line of Spring Street (50 foot R/W); thence along said southeastern right-of-way line of Spring Street North 49 degrees 32 minutes 24 seconds East a distance of 230.87 feet to a nail placed at the intersection of said southeastern right-of-way line with the southwestern right-of-way line of Walton Street (60 foot R/W); thence along said southwestern right-of-way line of Walton Street South 40 degrees 38 minutes 36 seconds East a distance of 200.21 feet to a nail placed at the intersection of said southwestern right-of-way line and the northwestern right-of-way line of Cone Street; thence along said northwestern right-of-way line of Cone Street South 49 degrees 33 minutes 39 seconds West a distance of 229.06 feet to a point at the intersection of said northwestern right-of-way line and the northeastern right-of-way line of Marietta Street and the POINT OF BEGINNING; said tract containing 1.05672 acres according to a survey for Lennar Partners, Inc., Insignia Commercial Group, Inc. and their Successors and Assigns, and Chicago Title Insurance Company, prepared by Watts & Browning Engineers, Inc., dated March 1, 1995, last revised January 11, 1996, and bearing the certification of V.T. Hammond, Georgia Registered Land Surveyor No. 2554.


                                   EXHIBIT "F"

                                   EXHIBIT "G"

                              SPECIAL STIPULATIONS


1.       PARKING.

         Subject in all respects to the terms of this Lease, from and after the Commencement Date, Tenant shall have the right to use two (2) reserved and thirty two (32) unreserved spaces (for a total of thirty four (34) spaces) in the parking garage serving the Building. At the commencement of the term of this Lease, parking rates for the reserved spaces shall be One Hundred Twenty Five and No/100 dollars ($125.00) per reserved space per month and Seventy-Five and No/100 dollars ($75.00) per unreserved space per month. Landlord and Tenant acknowledge and agree that such rates are subject to increases based on market conditions.

2.       RENEWAL OPTION.

         (a) Tenant, provided that it is not in default and has not sublet the Premises or assigned this Lease, shall have one (1) option to extend the term of this Lease for a period of five (5) years. To exercise such option, Tenant shall be required to give Landlord written notice of Tenant's desire to exercise such option at least eight (8) months prior to the then existing expiration date of the Lease Term.

         (b) Within fifteen (15) days after Tenant's notice to Landlord setting forth Tenant's desire to extend the Lease Term pursuant to this Paragraph 2, Landlord shall notify Tenant as to whether Landlord approves or denies such extension. Landlord's decision shall be subject to Landlord's reasonable evaluation and consideration of the following:

                  (i) whether there is an Event of Default under this Lease or any condition which, with the giving of notice and the passage of time, would constitute an Event of Default under this Lease; and

                  (ii) the status of Tenant's credit at the time of Tenant's notice of its desire to extend the Lease Term.

         (c) During the Lease Term as extended by this extension option as properly exercised and approved by Landlord, all terms and conditions of this Lease shall remain unchanged and in full force and effect, except that Base Rent during the Lease Term as so extended shall be the then current effective market rate for tenants for similar office space in the Building and as determined in Landlord's reasonable judgment. In determining said then current effective market rate, the following factors, among others, shall be taken into account and given effect: size, location of Premises, lease term, condition of Premises, economic concessions then being granted by Landlord to tenants, and services provided by Landlord.

         (d) If Tenant is entitled to and properly exercises the foregoing renewal option, Landlord shall prepare an amendment (the "Renewal Amendment") to reflect changes in the Base Rent, Lease Term, termination date and other appropriate terms. Tenant shall execute and return such Renewal Amendment to Landlord within fifteen (15) days after Tenant's receipt thereof from Landlord. If Tenant, in its sole discretion, is not satisfied with the terms of the Renewal Amendment offered by Landlord, Tenant may decline to execute the same and this Lease shall not be extended.


                                   EXHIBIT "G"
                                  Page 1 of 12

3.       RIGHT OF SECOND REFUSAL.

         Tenant shall have the right of second refusal on the fifth (5th) floor of the Building (the "Second Refusal Space"), subject to the prior right of first refusal granted to Turner Broadcasting System, Inc. Such right of second refusal shall be exercised as follows: In the event that, at any time during the Lease Term, Landlord receives and desires to accept one or more offers (each, an "Offer") to lease a Second Refusal Space and any other tenant of the Building with a prior right of first refusal with respect thereto declines to exercise its right of first refusal with respect to such Second Refusal Space, then Landlord shall advise Tenant in writing (the "Advice") of such facts. The Advice shall include a statement that the Advice is being given pursuant to the right of second refusal granted in this Lease and a statement that Tenant must respond to the Advice within ten (10) days of its receipt of same or lose its right to lease the offered space. The Advice shall also include the identity of the prospective tenant and a true, correct and complete copy of the signed Offer. Tenant may lease such Second Refusal Space in its entirety only, under the terms contained in the Offer or on such other terms as may be acceptable to Landlord in its reasonable discretion, by delivering written notice (the "Notice of Exercise") of its election to lease the Second Refusal Space covered by such Offer to Landlord within said ten (10) days period, except that Tenant shall have no such right of second refusal, and Landlord need not provide Tenant with an Advice, if:

                  1. Tenant is in default under the Lease at the time Landlord would otherwise deliver the Advice; or

                  2. the Premises, or any portion thereof, is sublet at the time Landlord would otherwise deliver the Advice; or

                  3. the Lease has been assigned prior to the date Landlord would otherwise deliver the Advice; or

                  4. Tenant is not occupying the Premises on the date Landlord would otherwise deliver the Advice.

                  The term for the Second Refusal Space shall commence upon the commencement date specified in the Advice and thereupon such Second Refusal Space shall be considered a part of the Premises, provided that all of the terms specified in the Advice shall govern Tenant's leasing of the Second Refusal Space and, only to the extent that they do not conflict with the Advice, the terms and conditions of this Lease shall apply to the Second Refusal Space.

                  The Second Refusal Space (including improvements and personalty, if any) shall be accepted by Tenant in its condition and as-built configuration existing on the earlier of the date Tenant takes possession of the Second Refusal Space or the date the term for such Second Refusal Space commences, unless the Advice specifies any work to be performed by Landlord in the Second Refusal Space, in which case Landlord shall perform such work in the Second Refusal Space.

                  The rights of Tenant hereunder with respect to any Second Refusal Space shall terminate on the earlier to occur of (i) the date six (6) months prior to the expiration date of the original Lease Term (without regard to renewals or extensions thereof); (ii) with respect only to any Second Refusal Space described in an Advice (but not otherwise), Tenant's failure to exercise its right of second refusal within the ten (10) day period provided hereinabove with respect to any such Second Refusal Space for which an Advice is so given by Landlord; and (iii) with respect only to any Second Refusal Space described in an Advice (but not otherwise), the date Landlord would have provided Tenant an Advice thereof if Tenant had not been in violation of one or more of the conditions set forth hereinabove.


                                   EXHIBIT "G"

              If Tenant exercises its right of second refusal, Landlord shall prepare an amendment (the "Amendment") adding the Second Refusal Space to the Premises on the terms set forth in the Advice, and reflecting the changes in the Base Rent, Approximate Rentable Area of the Premises, Tenant's Pro Rata Share, and other appropriate terms. A copy of the Amendment shall be (i) sent to Tenant within a reasonable time after receipt of the Notice of Exercise executed by Tenant, and (ii) executed by Tenant and returned to Landlord within ten (10) days thereafter.

4.            TELECOMMUNICATIONS EQUIPMENT.

         Upon, prior to or after completion of the Fourth Floor Expansion Premises, Tenant shall have the right, to install the Telecommunications Equipment in the Fourth Floor Expansion Premises. Tenant agrees that all such equipment shall comply with all applicable Lease provisions. Tenant (or its authorized representative) shall (a) install the Telecommunications Equipment in compliance with all applicable codes, ordinances, and statutes, (b) be responsible to obtain all governmental approvals, permits, licenses, and the like related to such installation and the operation of the Telecommunications Equipment, (c) comply with all insurance requirements applicable thereto, and (d) indemnify and hold Landlord harmless for any claims, damages, losses, liabilities, or expenses (including reasonable attorneys' fees) which Landlord may incur or sustain by reason of any failure of Tenant to install the Telecommunications Equipment in compliance with all applicable codes, ordinances, and statutes and for any damage to the Premises, Building, or Property caused by such installation. Landlord shall not be liable for the failure of the Telecommunications Equipment (unless caused by the negligent action or failure to act by Landlord or its agents) or for the improper installation thereof by Tenant. Upon the expiration or sooner termination of this Lease, Tenant will remove the Telecommunications Equipment and the cabling from the risers, along with any ancillary equipment or structures and shall repair any damage to the Premises, the Building, or any other improvements to the Property caused thereby. Tenant covenants that the Telecommunications Equipment will not emit radiation in excess of that which may be permitted under applicable law or regulation, as same may be modified from time to time, including, without limitation, regulations of the Federal Communications Commission, the Environmental Protection Agency, and the Occupational Safety and Health Administration, applicable to the emission of radiation from active telecommunications equipment or similar facilities. Other than with respect to the rights of any tenants, occupants or licensees under any currently existing leases or licenses for space at the Property to continue to use and enjoy any telecommunications or other equipment, Landlord will not knowingly perform (or fail to perform) any act or permit any tenant, occupant or licensor of the Property, and their respective employees and invitees, or any other person or entity to perform (or fail to perform) any act, that may interfere with or impede Tenant's use of the Telecommunications Equipment. Tenant understands and agrees, however, that Landlord may be required to shut down the power or other Building services from time to time and, in such event, Landlord shall cooperate with Tenant to the fullest extent possible to schedule such matters at a time that may be mutually convenient in order to permit to the fullest extent possible Tenant to continue to use the Telecommunications Equipment in an unimpeded and uninterrupted manner. Except in the case of emergency, Landlord shall provide Tenant with written notice at least three (3) Business days prior to the date that Landlord intends to shut down the power or other Building services. In the event that Landlord so shuts down the power or other Building services, in no event and under no circumstances shall Tenant's use of the Generator, the Rooftop Equipment or the Supplement HVAC Systems be impeded or interrupted unless such power or other Building services are shut down as a result of an emergency. Landlord shall act reasonably and in good faith for purposes of determining whether a state of emergency exists sufficient to require the power or other Building services to be shut down from time to time.


                                   EXHIBIT "G"

5.       SUPPLEMENTAL HVAC.

         Subject to (i) compliance with all rules, regulations, statutes and codes of any governmental authority having jurisdiction thereover, (ii) Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, and (iii) Tenant's removal and restoration obligation set forth below, Tenant shall have the right to install supplemental heating, ventilation and air-conditioning systems (the "Supplemental HVAC Systems"), to provide HVAC capacity to the Premises sufficient for Tenant's Permitted Use. The foregoing shall include granting to Tenant a right of access to, and the non-exclusive use of, areas outside the Premises (including areas within which the Building HVAC equipment and accessories are located), for installation, maintenance, repair and (if necessary) replacement of certain components of such Supplemental HVAC Systems; provided such access shall be coordinated with Landlord and conducted at such times and in such manner as is reasonably approved by Landlord in order to ensure that any such work is performed properly, in compliance with all applicable legal requirements and with a minimum of disruption to, interference with and/or interruption of the quiet use and enjoyment by all tenants of the Building of their respective premises and the common areas. Although the precise location of the principal components of the Supplemental HVAC Systems cannot be finally determined until such time as Landlord has reviewed Tenant's Plans with respect thereto, Landlord presently anticipates that such principal components will be located in the parking garage directly across from the northeast side of the second floor of the Building. The precise location of the Supplemental HVAC Systems (and its principal components) shall be identified by Landlord upon approval by Landlord of Tenant's Plans. Any parking spaces eliminated as a result of the installation of the Supplement HVAC Systems shall be paid for by Tenant at the prevailing rate from time to time, and any such parking spaces so utilized by Tenant for installing and operating the Supplement HVAC Systems shall reduce the number of parking spaces otherwise available to Tenant pursuant to the terms and provisions of Paragraph 1 of these Special Stipulations. In connection with Landlord's evaluation and identification of the location of the Supplemental HVAC Systems (and its principal components), Tenant acknowledges and agrees that Landlord must approve the size, weight, drainage, and other specifications of the Supplemental HVAC Systems, its integration with any Building systems, and any impact it may have thereon, and that Tenant shall install at Landlord's direction such screening as Landlord may require for purposes of making the area surrounding the Supplemental HVAC Systems esthetically pleasing and reducing any noise and vibration emanating from the Supplemental HVAC Systems (which screening shall be constructed and installed by Tenant at its sole cost and expense). Although the precise location of the Supplemental HVAC Systems (and its principal components) cannot be identified as of this date, Landlord hereby represents and warrants that it will designate an area of the Property outside the Premises for purposes of locating, constructing and installing the Supplemental HVAC Systems (and its principal components). In connection with the foregoing, Tenant shall be permitted to vent out the portion of the Fourth Floor Expansion Premises (the precise location of which shall be approved by Landlord) which faces the rear of the Building, at Tenant's sole cost and expense. Tenant (a) shall install the Supplemental HVAC Systems in compliance with all applicable codes, ordinances, and statutes, (b) shall be responsible to obtain all governmental approvals, permits, licenses, and the like related to such installation, (c) shall comply with all legal and insurance requirements applicable thereto, and (d) shall indemnify and hold Landlord harmless for any claims, damages, losses, liabilities, or expenses (including reasonable attorneys' fees) which Landlord may incur or sustain by reason of any failure of Tenant to install the Supplemental HVAC Systems in compliance with all applicable codes, ordinances, and statutes and for any damage to the Premises, Building, or Property caused by such installation. Landlord shall not be liable for the failure of the Supplemental HVAC Systems (unless caused by the negligent action or failure to act by Landlord or its agents) or for the improper installation thereof by Tenant. Upon the expiration or sooner termination of this Lease, Tenant shall remove the Supplemental HVAC Systems installed pursuant hereto (along with any and all ancillary equipment or structures) from the Premises and repair any damage to the Premises or Building caused by such removal.



                                   EXHIBIT "G"

6.       GENERATOR.

         Subject to (i) compliance with all rules, regulations, statutes and codes of any governmental authority having jurisdiction thereover, (ii) Landlord's prior written consent as to the location and design and installation plans and specifications therefor, which consent shall not be unreasonably withheld, delayed or conditioned, and (iii) Tenant's removal and restoration obligation set forth below, Tenant shall have the right to purchase and install one generator (including any necessary appurtenant equipment that is a part thereof, the "Generator") and one fuel storage tank for the Generator (the "Generator Fuel Tank") in the lower level of the parking garage of the Building at a spot to be more specifically identified by Landlord (the "Generator Area"). The precise location of the Generator shall be determined based on the size and specifications of the Generator submitted by Tenant to and approved by Landlord. Any parking spaces eliminated after the date hereof as a result of the installation of the Generator and Generator Fuel Tank shall be paid for by Tenant at the prevailing rate from time to time, and any such parking spaces so utilized by Tenant for installing and operating the Generator and Generator Fuel Tank shall reduce the number of parking spaces otherwise available to Tenant pursuant to the terms and provisions of Paragraph 1 of these Special Stipulations. Additionally, Landlord shall furnish a pathway for Tenant to run lines from the Premises to the Generator at a location chosen by Landlord as more fully set forth in Paragraph 7 hereof. Tenant's installation, use and operation of the Generator and the Generator Fuel Tank shall be exercised: (1) in such manner as will not create any hazardous condition or interfere with or impair the operation of the heating, ventilation, air conditioning, plumbing, electrical, fire protection, life safety, public utilities or other systems or facilities in the Building; (2) in compliance with all applicable laws, codes and regulations and the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted relating to or affecting thereto; (3) in such a manner as will not directly or indirectly interfere with, delay, restrict or impose any expense, work or obligation upon Landlord in the use or operation of such Building; and (4) at Tenant's cost, including the cost of repairing all damage to the Building and any personal injury and/or property damage attributable to the installation, inspection, adjustment, maintenance, removal or replacement of any equipment, apparatus or facilities pursuant to this Paragraph 6. In connection with Tenant's use of the Generator and the Generator Fuel Tank, and subject to the above-stated responsibilities of Tenant, Tenant shall have the right to operate the Generator at such intervals and for such periods of time as may be recommended by or required by the manufacturer of such generator for testing or maintenance purposes, or at such other intervals as Tenant deems necessary in its reasonable judgment for purposes of operating its business; provided (i) to the fullest extent possible, Tenant will provide notice to Landlord of the scheduled times for such regular testing and operation for maintenance purposes, (ii) Tenant will use all reasonable and diligent efforts to perform any testing or periodic operation for maintenance purposes outside of Normal Business Hours (it being acknowledged by Landlord that certain testing and operation for maintenance and other business purposes will necessarily take place during peak operational periods, which may include during Normal Business Hours), and (iii) such testing will be performed in a manner reasonably calculated to minimize any inconvenience to other tenants and occupants of the Building, and their respective employees and invitees.

         Tenant will obtain prior to the installation of the Generator and Generator Fuel Tank, any and all necessary licenses, approvals and permits necessary for the installation, maintenance and use of the Generator, Generator Fuel Tank and any equipment installed in connection therewith. Tenant shall indemnify and hold Landlord harmless from and against any and all loss, cost (including reasonable attorney's fees incurred in defending Landlord), damage or liability arising out of any violations of any laws, statutes, ordinances, rules or regulations, or arising out of the use, operation and maintenance of the Generator and the Generator Fuel Tank, including, without

                                   EXHIBIT "G"
         limitation any damage Landlord may sustain as a result of the malfunction, leaking or any other condition of the Generator, Generator Fuel Tank or other related equipment described in this paragraph. If the rate of any insurance carried by Landlord is increased as a result of Tenant's installation of the Generator and related Generator Fuel Tank, then Tenant will pay to Landlord within thirty (30) days after Landlord delivers to Tenant a certified statement from Landlord's insurance carrier stating that the rate increase was caused thereby, a sum equal to the difference between the original premium and the increased premium resulting therefrom. Upon the expiration or sooner termination of this Lease, Tenant shall remove the Generator and Generator Fuel Tank along with any ancillary equipment or structures and shall repair any damage to the Premises, the Building, or any other improvements to the Property caused thereby.

7.       CONNECTING RIGHTS.

         Landlord agrees that the right of Tenant to install the facilities and systems described in Paragraphs 4, 5, 6, 10 and 13 hereof includes (i) the right to connect such systems to the Premises by running supply lines, connections, cabling and other appropriate means of connection from the areas of the Building within which certain equipment forming a part of such systems are installed to all areas of the Premises, including the use of vertical risers, core areas and other means of connection as are shown on the Plans or as may otherwise be designated by Landlord in good faith, and (ii) a right of access to such areas in order to perform necessary maintenance, repair, replacement (if necessary) and testing, provided such access shall be coordinated with Landlord and conducted at such times and in such manner as is reasonably approved by Landlord in order to ensure that any such work is performed properly, in compliance with all applicable legal requirements and with a minimum of disruption to, interference with and/or interruption of the quiet use and enjoyment by all tenants of the Building of their respective premises and the common areas. Landlord warrants and represents that the right of quiet enjoyment granted by Landlord to other tenants of the Building will not impede or unreasonably interfere with the rights granted to Tenant in subparagraphs (i) and (ii) of this Paragraph (it being understood, however, that such Tenant rights shall be subject to the reasonable rules and regulations of Landlord designed to minimize any disruption to or interference with the quiet use and enjoyment by other tenants of the Building). In performing the connections and other activities described in this Paragraph, Tenant (a) shall perform same in compliance with all applicable codes, ordinances, and statutes, (b) shall be responsible to obtain all governmental approvals, permits, licenses, and the like related thereto, (c) shall comply with all legal and insurance requirements applicable thereto, (d) shall repair and/or restore any areas of Building or Land affected thereby, and (e) shall indemnify and hold Landlord harmless for any claims, damages, losses, liabilities, or expenses (including reasonable attorneys' fees) which Landlord may incur or sustain by reason of any failure of Tenant to perform same in compliance with all applicable codes, ordinances, and statutes and for any damage to the Premises, Building, or Property caused thereby. Unless Landlord notifies Tenant no later than ninety
         (90) days prior to the last day of the Lease Term that it is requiring Tenant to surrender the connections and lines described in this Paragraph 7 as redesigned by Tenant in accordance herewith upon the expiration or sooner termination of this Lease (in which case the same shall be surrendered by Tenant at such time), then Tenant will, on or before the date of expiration or sooner termination of this Lease (and at Tenant's sole expense), remove such connections and repair any damage to the Premises, the Building, or any other improvements to the Property caused thereby, provided the foregoing removal obligation will not be construed to require the removal of any cables or telecommunications lines which thereafter continues to serve as a connection to telecommunications service being provided to tenants of the Building. Landlord agrees to cooperate with Tenant and its general contractor to facilitate such access, provided (i) such access will be scheduled at night or during other non-business hours, or at such other times as may be consented to by the affected tenants, consistent with the rights of such tenants pursuant to

                                   EXHIBIT "G"
         their leases, including the right of quiet enjoyment, (ii) such work shall be performed in accordance with all of the provisions of this Paragraph 7 with regard to the performance of such work by Tenant and its contractors, and (iii) such work will be performed as expeditiously as possible, in a manner which will cause a minimum of disturbance and disruption to the affected tenants, and in all events in a manner which will not violate the rights of such affected tenants, or their quiet enjoyment, under their respective leases. Without limitation, unless approved by the affected tenant(s), the foregoing will include protection of any furniture, fixtures and/or equipment of such affected tenants, removal of construction equipment, tools and other items necessary to perform such work from the affected areas except when such work is actively being conducted, and daily clean-up of construction debris, dust and materials in a manner acceptable to the affected tenants.

8.       FLOOR LOADING.

         Tenant agrees that it shall not place a load upon any floor which exceeds the load per square foot which such floor was designed to carry and which is allowed by law; provided, however, that Landlord shall permit reinforcing the load capacity of the Fourth Floor Expansion Premises and the Third Floor Expansion Premises (and, possibly, the Fifth Floor in the event Tenant occupies the Fifth Floor pursuant to this Lease, or otherwise) (collectively, the "Permitted Reinforcement Floors"), pursuant to plans and specifications approved by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed), so long as (a) Tenant shall remove any and all improvements constructed or installed by Tenant for purposes of so reinforcing the Permitted Reinforcement Floors upon the expiration or earlier termination of the Lease, and (b) any and all improvements so constructed or installed by Tenant for purposes of so reinforcing the Permitted Reinforcement Floors are located within the Premises leased from time to time by Tenant (and the Fifth Floor of the Building in the event Tenant occupies such Fifth Floor pursuant to this Lease, or such other areas in, on or about the interior of the Building core as permitted by Landlord in writing, which permission shall not be unreasonably withheld, conditioned or delayed.), and shall not be visible in any way from the exterior of the Premises.

9.       FIRE PROTECTION.

         Landlord consents and agrees to the installation by Tenant of a fire protection system within the Fourth Floor Expansion Premises, which shall be a FM200 fire suppression, dry sprinkler system (or such other system approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed). Landlord will enable Tenant to connect up to ten (10) zones to Landlord's fire alarm system. All costs including programming the system shall be at Tenant's sole cost and expense. All costs associated with the modification or removal of any existing Landlord systems shall be at Tenant's sole cost and expense.

10.      ELECTRICAL.

         In order to accommodate and provide adequate electrical service for Tenant's Permitted Use within the Fourth Floor Expansion Premises, Tenant will be permitted to supplement the electrical service serving the Fourth Floor Expansion Premises in order to utilize at all times during the Term an additional 2,000 amps of 3 Phase, 480 volt electrical service available to the Building (in addition to that which is currently available as part of the Building standard), provided that such service will be installed from the Building electrical room to the Fourth Floor Expansion Premises at Tenant's sole expense, all in accordance with plans approved by Landlord, not to be unreasonably withheld, conditioned or delayed. At such time as Landlord's electrician has certified that such additional 2000 amps of electrical service is available in the Building electrical room for Tenant's installation into the Fourth Floor Expansion Premises, Tenant agrees

                                   EXHIBIT "G"
         to pay Landlord a single, lump sum payment of $50,000.00 for such electrical service, which amount shall be deemed and construed to be a Tenant Cost under the terms of the Fourth Floor Expansion Premises Lease Improvement Agreement (and therefore eligible for payment from Landlord's Fourth Floor Expansion Allowance in accordance with the terms of the Fourth Floor Expansion Premises Lease Improvement Agreement). Landlord hereby warrants and represents that the aforesaid additional 2000 amps are presently available to the Building and will remain available to the Building for Tenant's sole and exclusive use during the Term. Without limitation, Tenant agrees that any modifications to the electrical systems contemplated herein must be performed and conducted at such times and in such manner as will avoid to the fullest extent possible and practical any disruption or interruption in electrical service to the Building which are either occupied or otherwise in use. Landlord must approve any disruption or interruption in electrical service to any other areas of the Building, which approval shall not be unreasonably withheld, conditioned or delayed so long as such interruption is scheduled during non-business hours. In addition, upon notice by Tenant submitted no earlier than the first anniversary of the Fourth Floor Expansion Effective Date (and no later than the third anniversary of the Fourth Floor Expansion Effective Date, after which time Tenant's rights contemplated in this sentence shall expire), Tenant shall have the right to request an additional 1,000 amps of 3 Phase, 480 volt electrical service (in addition to that which is described hereinabove) for purposes of servicing the Fourth Floor Expansion Premises, but not otherwise. Upon receipt of Tenant's request, Landlord shall provide Tenant with an estimate of the cost of providing such service to the Building electrical room. Upon receipt of Tenant's payment of the anticipated cost of providing such electrical service (together with a fee in the amount of ten percent (10%) of such cost to be paid to Landlord on account of the cost to order, construct, and install such additional service to the Building electrical room), Landlord shall enter into such contracts as may be necessary or appropriate, if any, for purposes of arranging for such additional electrical service to be provided to the Building electrical room, and shall thereafter diligently pursue the construction and installation of such service through completion. Landlord hereby warrants and represents that the aforesaid additional 1000 amps are presently available to the Building and will remain available to the Building for Tenant's sole and exclusive use during the Term if Tenant exercises its rights thereto as provided herein on or before the third anniversary of the Fourth Floor Expansion Date (at which time Tenant's right to such additional amps shall terminate if not then exercised by Tenant pursuant to the terms hereof). In the event that Tenant requests any additional electrical service beyond that which is described in the immediately preceding provisions of this Special Stipulation, Landlord shall cooperate in good faith with Tenant to provide such additional service so long as the allocation of such additional service shall not, in Landlord's sole determination, adversely affect Landlord's ability to provide existing or future tenants of the Building with the level of electrical service Landlord may anticipate to be utilized by such tenants. In the event that Landlord is unable to accommodate Tenant's request for additional electrical service in excess of the additional 3000 amps described hereinabove, Landlord shall cooperate with Tenant to permit Tenant to purchase additional electrical service directly from Georgia Power or any other provider of electrical service to the Building. Any and all costs and expenses associated with such installation or use of the additional power shall be paid for by Tenant. In the event that Landlord is in a position to accommodate Tenant's request for additional electrical service beyond that which is expressly provided for in this Special Stipulation, Landlord shall provide Tenant with an estimate of the cost of providing such service. Upon receipt of Tenant's payment of the anticipated cost of providing such additional electrical service (together with a fee in the amount of ten percent (10%) of such cost to be paid to Landlord on account of the cost to order, construct and install such additional service to the Building electrical room), Landlord shall enter into such contracts as may be necessary or appropriate for purposes of arranging for such additional electrical service to be provided to the Building electrical room for installation to the Premises by Tenant, and shall thereafter diligently pursue the construction and installation of such service to the Building electrical room through completion.

                                   EXHIBIT "G"

11.      SOUND CONTROL.

         Tenant is responsible for taking the necessary measures to reduce any sound transmissions caused by Tenant's Telecommunications Equipment between the Premises and the adjacent premises. In addition, the Generator, including radiator, shall be installed in a walk-around type, sound attenuating enclosure which shall limit the sound to no more than 85 dBA as measured at three (3) feet from any side, top or bottom, under all operating conditions.

12.      ADDITIONAL SECURITY SYSTEM.

         Tenant hereby agrees to the exercise by Landlord and its agents and employees, within their sole discretion, of such security measures as Landlord deems necessary or appropriate for the Building. Notwithstanding the foregoing, Tenant may install a security system within the Premises, provided such system and its installation (i) shall be subject to Landlord's prior written approval, which shall not be unreasonably withheld (provided it shall not be unreasonable for Landlord to deny consent to any system which is not compatible with the building's overall security and fire safety and life safety systems),
         (ii) shall be in accordance with all applicable legal requirements
         (iii) shall be performed at Tenant's sole expense, and shall be otherwise installed in accordance with the provisions governing alterations under Section 8 of the Lease.

13.      MFS FIBER.

         Landlord and Tenant agree to cooperate for purposes of facilitating the installation by MFS/Worldcom of fiber optic service (the "MFS Fiber") to the Building. Landlord and Tenant acknowledge that there are no assurances that MFS/Worldcom will agree to install the MFS Fiber to the Building, and neither such party shall have any obligation to pay any cost or expense in connection with such installation to the Building. In the event that MFS/Worldcom so elects to install the MFS Fiber to the Building, Tenant shall pay the cost and expense of installing such cable, conduit, and other improvements as may be required for purposes of connecting the MFS Fiber from the point at which the MFS Fiber is installed in the Building to the Premises. Landlord agrees that in the event that the MFS Fiber is installed in the Building, Landlord shall
         (a) use reasonable efforts to cooperate with MFS/Worldcom to ensure the continuous operation and maintenance of the MFS Fiber in the Building and the Premises during the Lease Term, and (b) take no action which would cause the termination or interruption of the MFS Fiber service to the Building or the Premises without Tenant's prior consent, which consent shall not be unreasonably withheld, conditioned or delayed.

14.      ROOF EQUIPMENT.

         It is understood by Landlord that Tenant may desire to install two satellite dishes and a microwave relay station antenna (the "Roof Equipment") on the roof of the Building for the purpose of transmitting and receiving aerial transmissions. At least thirty (30) days prior to the time that Tenant contemplates installation of the Roof Equipment, Tenant shall deliver to Landlord detailed specifications for the Roof Equipment, and Landlord and Tenant shall use their reasonable efforts to determine and agree to a location on the roof of the Building where, and a method by which, the Roof Equipment can be installed by Tenant (but at no cost or expense to Landlord) without, in the reasonable judgment of Landlord and the design architect of the Building (which judgment shall not be unreasonably withheld or delayed), interfering with or impeding the operations of Landlord or the operations of any present tenant of the Building at the time the Roof Equipment is installed, or requiring any design or other changes to the Building.

                                   EXHIBIT "G"

         At such time as the location and installation method are thus determined and agreed, Tenant, at its sole cost and expense, may install such Roof Equipment at the location and in the manner agreed by Landlord and Tenant at such time as Landlord shall reasonably designate (it being understood and agreed that Landlord hereby represents and warrants that Landlord shall reserve at all times during the Term of the Lease space sufficient on the Roof to install the Roof Equipment of the kinds and types customarily installed by communication companies with communications requirements comparable to Tenant's). If the agreed location for the Roof Equipment is in such a position that the Roof Equipment will be visible from the ground, Landlord may require that Tenant, at Tenant's expense, provide, install and maintain an appropriate screen around the Roof Equipment. Tenant shall cause the installation of the Roof Equipment and any screen to be conducted in a good, workmanlike and lien-free manner that will not interfere with or impede the operation of the Building and the conduct of business by other tenants of the Building. Tenant shall perform such installation, and shall at all times maintain and operate the Roof Equipment in such a manner as to always be in compliance with all applicable governmental codes, statutes, ordinances, rules and regulations and all requirements of Landlord's and Tenant's insurance policies, and shall obtain such licenses or permits as may be required by applicable law. Landlord makes no warranties whatsoever as to the permissibility of, or the ability to obtain licenses or permits with respect to, the Roof Equipment. Prior to installation of the Roof Equipment and throughout the Lease Term upon Landlord's request, Tenant shall provide Landlord with documentation (i) evidencing that Tenant has entered into an appropriate contract for the regular maintenance and monitoring of the Roof Equipment, and (ii) confirming that Tenant's liability insurance as required under Paragraph 12 of this Lease covers all of Tenant's activities in installing, maintaining and operating the Roof Equipment. Tenant agrees that it shall pay Landlord as additional Rent the sum of $1,200.00 per year for each satellite dish comprising a portion of the Roof Equipment installed pursuant to the provisions of this Special Stipulation, and $1,000.00 per year for the microwave relay station antenna comprising the balance of such Roof Equipment. Landlord shall incur no cost or expense related to or arising out of the Roof Equipment or the purchase, installation, maintenance, repair or operation of the Roof Equipment, Tenant agreeing to pay all of same. Tenant hereby indemnifies and agrees to hold Landlord harmless from and against any and all loss, cost, damage and liability incurred by Landlord arising out of or related to the Roof Equipment or Tenant's purchase, installation, maintenance, repair or operation of the Roof Equipment. If at any time during the term of this Lease after the initial installation of the Roof Equipment, Landlord determines that the location or operation of the Roof Equipment impedes the operation of the Building or impedes the operations of any tenant (other than any Tenant in the Building prior to the date hereof which Tenant hereby covenants not to disturb through the use of the Roof Equipment) or proposed tenant of the Building, then Landlord, at Landlord's expense (and without disruption or interruption of the operation of the Rooftop Equipment during any period of relocation without Tenant's consent, which consent shall be provided at reasonable times upon reasonable notice), may relocate the Roof Equipment to another location on the roof which location shall be subject to Tenant's reasonable approval. In addition, Tenant hereby recognizes, understands and agrees that Landlord is entitled to install for its own account, or permit the installation by other tenants or persons, other antenna and telecommunication facilities on the roof of the Building without Tenant's approval or consent after the date hereof so long as the installation and/or operation of such antenna or other telecommunications equipment will not unreasonably interfere with the operation of Tenant's Roof Equipment. At the end of the Lease Term, Tenant, at Tenant's sole cost and expense, shall remove the Roof Equipment from the Building, and shall restore the roof of the Building to its condition as of the Commencement Date.

                                   EXHIBIT "G"

15.      INTERPRETATION.

         In the event of any direct or indirect conflict between the terms of this Exhibit "G" and the terms of the body of this Lease, and any Exhibits hereto, this Exhibit "G" shall govern and control in all respects.

16.      ACCESS.

         Subject in all respects to the provisions of this Lease governing casualty, condemnation, governmental regulation or intervention and emergencies, Tenant and Tenant's employees, agents, sub-contractors, invitees, assignee's and licensee's shall have continuous and uninterrupted access (24 hours per day on every day of each year during the Lease Term) to the Premises, Telecommunications Equipment, Supplemental HVAC Systems, Generator Area, Generator, Generator Fuel Tank, the connectors described in Paragraph 5(d) of this Exhibit "G", the Roof Equipment, and the MFS Fiber (collectively, the "Tenant Area"), for purposes concerning or pertaining to Tenant's Permitted Use, including without limitation, the delivery, installation, maintenance and repair of equipment or other personal property therein or thereto.

17.      QUIET ENJOYMENT.

         Landlord represents and warrants that Tenant shall peaceably and quietly have, hold and enjoy the right to use the Tenant Area without interference, hindrance or molestation from Landlord or any party claiming by, through or under Landlord upon (and subject to) the terms and conditions of this Lease.

18.      ADDITIONAL BUILDING SERVICES.

         Landlord and Tenant have agreed that Tenant may install the Supplemental HVAC Systems that will require additional chilled water as part of the installation and operation thereof. As such, Tenant shall cause a special meter or submeter (as directed by Landlord) to be installed in order to measure the actual amount of chilled water consumed by Tenant. In addition, Landlord and Tenant anticipate that the Telecommunications Equipment and the Supplemental HVAC Systems will result in the use of electrical current in excess of the building standard allocated in accordance with Exhibit "H"attached hereto. Upon receipt of Tenant's Plans for the Fourth Floor Expansion Premises, Landlord shall cooperate with Tenant for purposes of identifying such meters and submeters as may be required to be installed for purposes of measuring the amount of electrical current so utilized by Tenant in excess of the foregoing building standard allocation, and Tenant shall construct and install such meters or submeters as part of the Fourth Floor Expansion Tenant Improvements. The cost and expense of such meters or submeters, as the case may be, for purposes of measuring chilled water and/or electricity shall be paid for and installed by Tenant at its sole cost and expense. Landlord shall cause such meters or submeters to be read monthly, in arrears, and shall render an invoice to Tenant for the services measured thereby to be paid at the time and in the manner Base Rent and other charges are required to be paid hereunder.

         Finally, Landlord and Tenant acknowledge that this Lease permits Tenant to install Telecommunications Equipment on the Third Floor Expansion Premises (and, possibly, the Fifth Floor in the event that Tenant occupies the Fifth Floor pursuant to the terms of this Lease, or otherwise) (the "Additional Telecommunications Space"). In the event that Tenant elects to utilize Additional Telecommunications Space for the construction, installation and operation of Telecommunications Equipment, Landlord must review and approve (which approval shall not be unreasonably withheld, conditioned or delayed) all equipment, tenant improvement, and other plans proposed by Tenant for purposes of constructing, installing and operating any Telecommunications Equipment within the Additional Telecommunications Space as a condition to Landlord's permission to so construct, install and operate any Telecommunications Equipment

                                   EXHIBIT "G"
         within the Additional Telecommunications Space. Tenant hereby ratifies and confirms the provisions of the Lease requiring Tenant to pay for any increased usage in electricity (including any additional electrical amperage contemplated by the provisions of Paragraph 10 of these Special Stipulations), water, or other utilities serving the Premises in excess of those services generally consumed by tenants of general office space, and shall install such meters or submeters (as directed by Landlord) for purposes of measuring the consumption of such additional utilities or other services as a result of the installation of the Telecommunications Equipment in the Additional Telecommunications Space, or otherwise.


                                   EXHIBIT "H"

                   BUILDING STANDARD ELECTRICAL SPECIFICATIONS

BUILDING STANDARD RATED ELECTRICAL DESIGN LOAD:

         LOW VOLTAGE - 2 WATTS PER RENTABLE SQUARE FOOT

         HIGH VOLTAGE - 2 WATTS PER RENTABLE SQUARE FOOT


BUILDING STANDARD CIRCUITS:

         LOW VOLTAGE - 1 PER 250 RENTABLE SQUARE FOOT
         HIGH VOLTAGE - 1 PER 800 RENTABLE SQUARE FOOT


BUILDING STANDARD ELECTRICAL CONSUMPTION LEVELS:

         LOW VOLTAGE - 2 WATTS PER RENTABLE SQUARE FOOT AVERAGE PER FLOOR FOR EACH NORMAL BUSINESS HOUR

         HIGH VOLTAGE - 2 WATTS PER RENTABLE SQUARE FOOT AVERAGE PER FLOOR FOR EACH NORMAL BUSINESS HOUR

                                      LEASE

                                TABLE OF CONTENTS

AND PROPERTY .............................................................................     7
AND POSSESSION ...........................................................................     7
TO RENT ..................................................................................     9
WITH LAWS ................................................................................    10
AND SUBLETTING ...........................................................................    12
AND INDEMNIFICATION ......................................................................    14
OF SUBROGATION ...........................................................................    16
AND UTILITIES ............................................................................    16
CERTIFICATE ..............................................................................    19
OVER .....................................................................................    20
AND REGULATIONS ..........................................................................    21
BY LANDLORD ..............................................................................    21
OR BANKRUPTCY ............................................................................    22
BY FIRE, ETC .............................................................................    25
BY LANDLORD ..............................................................................    28
OF LANDLORD TO PERFORM ...................................................................    28
OF PREMISES ..............................................................................    28
RIGHTS RESERVED TO THE LANDLORD ..........................................................    29
AND ASSIGNS ..............................................................................    30
'S FEES ..................................................................................    30
DEPOSIT ..................................................................................    30
STATEMENTS ...............................................................................    32
AUTHORITY ................................................................................    32
AND GROUND LESSOR APPROVALS ..............................................................    33
'S LIEN ..................................................................................    34
ENJOYMENT ................................................................................    34
'S LIABILITY .............................................................................    34
ESTATE ...................................................................................    35
EFFECTIVE DATE ...........................................................................    35
MATERIALS ................................................................................    35
PROVISIONS ...............................................................................    36
/FITNESS FACILITY ........................................................................    36
STIPULATIONS .............................................................................    36
BASE RENT ................................................................................    36

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